UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

ALGORHYTHM HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

☐	Fees paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:

	2.	Form, Schedule or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

NOTICE OF THE 2024 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 13, 2025

December 19, 2024

Dear Stockholders:

It is my pleasure to invite you to the 2024 Virtual Annual Meeting of Stockholders (the “Annual Meeting”) of Algorhythm Holdings, Inc., a Delaware corporation (the “Company,” “Algorhythm,” “us,” or “our”). The Annual Meeting will be held on January 13, 2025 at 9:00 a.m. Eastern Time virtually by means of remote communication and can be accessed by visiting www.cstproxy.com/algorhythmholdings/2024 where you will be able to listen to the meeting live, submit questions and vote online. You will not be able to attend the meeting in person.

The Annual Meeting is being held for the following purposes:

1.	To elect six directors to serve on our board of directors until their respective successors are duly elected and qualified, or until their respective earlier death, resignation or removal (the “Director Election Proposal”);

2.	To approve an amendment to our certificate of incorporation to increase the number of shares of authorized common stock, par value $0.01 per share (the “Common Stock”) from 100,000,000 to 800,000,000 (the “Authorized Share Increase Proposal”);

3.	To grant discretionary authority to our board of directors to (i) amend our certificate of incorporation to combine outstanding shares of our Common Stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-ten (1-for-10) to a maximum of a one-for-two hundred fifty (1-for-250) split, with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders (the “Reverse Stock Split Proposal”);

4.	To approve an amendment to our 2022 Equity Incentive Plan (the “2022 Plan”) to amend the automatic increase “evergreen” clause within the 2022 Plan to increase the number of shares available under the 2022 Plan in future years (the “2022 Plan Amendment Proposal”);

5.	To ratify the selection of Marcum LLP as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2024 (the “Auditor Ratification Proposal”);

6.	To authorize, for purposes of complying with Nasdaq listing rule 5635(d), the issuance of Warrants, shares of Common Stock underlying the Warrants and certain provisions of the Warrants, issued in connection with an offering and sale of securities of the Company that was consummated on December 6, 2024 (the “Issuance Proposal”);

7.	To approve one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Reverse Stock Split Proposal, the Authorized Share Increase Proposal, 2022 Plan Amendment Proposal or the Issuance Proposal if there are not sufficient votes at the Annual Meeting to approve and adopt the Reverse Stock Split Proposal, the Authorized Share Increase Proposal, the 2022 Plan Amendment Proposal or the Issuance Proposal (the “Adjournment Proposal”); and

8.	To transact such other business as may properly come before the Annual Meeting virtually, or any postponement or adjournment thereof.

Only stockholders of record as of the close of business on November 15, 2024 will be entitled to receive notice of and to vote at the Annual Meeting, or any postponement or adjournment thereof. The accompanying Proxy Statement contains details concerning the foregoing items, as well as information on how to vote your shares. Other detailed information about our business and operations, including our audited financial statements, are included in our Transition Report on Form 10-KT. We urge you to read and consider these documents carefully.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the proxy card you received in the mail, and the additional information in the accompanying Proxy Statement.

On behalf of the Board and the officers and employees of the Company, I would like to take this opportunity to thank you for your continued support.

Sincerely,

/s/ Gary Atkinson
Gary Atkinson
Director and Chief Executive Officer

i

ALGORHYTHM HOLDINGS, INC.

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 13, 2025

ii

NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may relate to our future financial performance, business operations, and executive compensation decisions, or other future events. You can identify forward-looking statements by the use of words such as “anticipate,” “believe,” “could,” “expect,” “intend,” “may,” “will,” or the negative of such terms, or other comparable terminology. Forward-looking statements also include the assumptions underlying or relating to such statements. We have based these forward-looking statements on our current expectations and projections about future events that we believe may affect our business, results of operations and financial condition.

The outcomes of the events described in these forward-looking statements are subject to risks, uncertainties and other factors described in the section titled “Risk Factors,” and elsewhere, in the Transition Report on Form 10-KT for the nine-month transition period from April 1, 2023 to December 31, 2023, as well as the other reports we file with the Securities and Exchange Commission. We cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those expressed or implied in the forward-looking statements. The forward-looking statements made in this Proxy Statement relate only to events as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made.

1

ALGORHYTHM HOLDINGS, INC.

PROXY STATEMENT

FOR THE 2024 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 13, 2025

This Proxy Statement is solicited by the board of directors (our “Board”) of Algorhythm Holdings, Inc., a Delaware corporation (the “Company,” “Algorhythm,” “us,” or “our”), for use at our 2024 Virtual Annual Meeting of Stockholders (the “Annual Meeting”) to be held on January 13, 2025 at 9:00 a.m. Eastern Time, or at any adjournment or postponement thereof. The Annual Meeting will be held virtually by means of remote communication and can be accessed by visiting www.cstproxy.com/algorhythmholdings/2024 where you will be able to listen to the meeting live, submit questions and vote online. You will not be able to attend the meeting in person. The Annual Meeting is being held for the purposes described herein. We first mailed these proxy materials to stockholders on or about December 19, 2024.

ABOUT THE PROXY MATERIALS

This Proxy Statement, the enclosed proxy card, and the Transition Report on Form 10-KT for the nine-month transition period from April 1, 2023 to December 31, 2023 (the “Transition Report”) are available at www.cstproxy.com/algorhythmholdings/2024. The Transition Report, however, is not a part of the proxy solicitation material.

We are furnishing proxy materials to our stockholders of record on November 15, 2024. In connection with the solicitation of proxies by our Board for use at the Transition Meeting of stockholders to be held virtually by means of remote communication and can be accessed by visiting www.cstproxy.com/algorhythmholdings/2024. This proxy is being solicited by the Board, and the cost of solicitation of the proxies will be paid by the Company. Our officers, directors and regular employees, without additional compensation, also may solicit proxies by further mailing, by telephone or personal conversations. We have no plans to retain any firms or otherwise incur any extraordinary expense in connection with the solicitation.

Questions and Answers About the Annual Meeting and Voting

Who can vote at the Annual Meeting?

You can vote if, as of the close of business on November 15, 2024 (the “Record Date”), you were a stockholder of record of our Common Stock. On the Record Date, there were 14,215,176 shares of our Common Stock issued and outstanding.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to provide your proxy to ensure your vote is counted. Even if you vote by proxy, you may still vote if you are able to attend the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Other Nominee

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, or other nominee, then you are the “beneficial owner” of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other nominee on how to vote the shares in your account. If you do not direct your broker or other nominee how to vote your shares, the broker or other nominee will be entitled to vote the shares with respect to “routine” items, but will not be permitted to vote the shares with respect to “non-routine” items. Where you do not direct your broker or other nominee how to vote on “non-routine” items it is referred to as a “broker non-vote.”

2

Proposal 1, the election of directors, Proposal 4, the vote to approve the amendment to our 2022 Equity Incentive Plan, and Proposal 6, the vote to authorize the Issuance Proposal, are considered to be “non-routine” matters under applicable rules. Accordingly, any shares held in “street name” through a broker or other nominee will not be voted on these proposals unless you affirmatively provide the nominee with instructions for how to vote. Accordingly, broker non-votes may result for these proposals.

Proposal 2, to vote to approve an increase in the number of shares of authorized Common Stock, Proposal 3, the vote to authorize the reverse stock split, Proposal 5, the ratification of the selection of our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2024, and Proposal 7, the vote to approve one or more adjournments of the Annual Meeting, are considered to be “routine” matters under applicable rules. Accordingly, any shares held in “street name” through a broker or other nominee may be voted by the nominee on Proposals 2, 3 5, and 7 even if you do not provide the nominee with instructions for how to vote. Accordingly, we do not expect any broker non-votes will result for these proposals.

As a beneficial owner of shares, you are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker or other nominee. Please contact your broker or other nominee for additional information.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock that you owned as of the Record Date.

What is the quorum requirement?

The presence of 33 1/3% of the outstanding shares of Common Stock entitled to vote at the Annual Meeting must be present at the Annual Meeting, either virtually or represented by proxy, in order for us to hold the Annual Meeting. This is referred to as a quorum. On the Record Date, there were 14,215,176 outstanding shares of our Common Stock entitled to vote. Thus, 4,737,920 shares of our Common Stock must be present at the Annual Meeting, either virtually or represented by proxy, to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy or vote at the Annual Meeting. Abstentions and broker non-votes will also be counted towards the quorum requirement.

3

What proposals am I being asked to vote upon?

The Annual Meeting is being held for the following purposes:

1.	To elect six directors to serve on our board of directors until their respective successors are duly elected and qualified, or until their respective earlier death, resignation or removal (the “Director Election Proposal”);

2.	To approve an amendment to our certificate of incorporation to increase the number of shares of authorized Common Stock from 100,000,000 to 800,000,000 (the “Authorized Share Increase Proposal”);

3.	To grant discretionary authority to our board of directors to (i) amend our certificate of incorporation to combine outstanding shares of our Common Stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-ten (1-for-10) to a maximum of a one-for-two hundred fifty (1-for-250) split, with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders (the “Reverse Stock Split Proposal”);

4.	To approve an amendment to our 2022 Equity Incentive Plan (the “2022 Plan”) to amend the automatic increase “evergreen” clause within the 2022 Plan to increase the number of shares available under the 2022 Plan in future years (the “2022 Plan Amendment Proposal”);

5.	To ratify the selection of Marcum LLP as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2024 (the “Auditor Ratification Proposal”);

6.	To authorize, for purposes of complying with Nasdaq listing rule 5635(d), the issuance of Warrants, shares of Common Stock underlying the Warrants and certain provisions of the Warrants, issued in connection with an offering and sale of securities of the Company that was consummated on December 6, 2024 (the “Issuance Proposal”); and

7.	To approve one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Reverse Stock Split Proposal, the Authorized Share Increase Proposal, 2022 Plan Amendment Proposal or the Issuance Proposal if there are not sufficient votes at the Annual Meeting to approve and adopt the Reverse Stock Split Proposal, the Authorized Share Increase Proposal, the 2022 Plan Amendment Proposal or the Issuance Proposal (the “Adjournment Proposal”).

A vote may also be held on any other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof. However, as of the date of this Proxy Statement, we are not aware of any other business to be considered or acted upon at the Annual Meeting.

4

What are my voting choices for each of the items to be voted on at the Annual Meeting?

Proposal	Board Recommendation	Voting Choices	Vote Required for Adoption	Effect of Abstentions	Effect of Broker Non-Votes
1 – Election of six directors	“FOR” each nominee	● Vote “For All” of the nominees listed ● Vote “Withhold All” to withhold for all of the nominees listed ● Vote “For All Except” to vote for all nominees except the nominee(s) written	Plurality of the votes cast by the holders of shares present virtually or represented by proxy and entitled to vote at the Annual Meeting	No effect	No effect

2 – Increase in the number of shares of authorized Common Stock	“FOR”	● Vote “For” this proposal ● Vote “Against” this proposal ● Abstain from voting on this proposal	Approved if a majority of the votes cast “For” this proposal at the Annual Meeting exceeds the number of votes cast “Against” this proposal	No effect	No broker non-votes; brokers have discretion to vote

3 – Reverse Stock Split	“FOR”	● Vote “For” this proposal ● Vote “Against” this proposal ● Abstain from voting on this proposal	Approved if a majority of the votes cast “For” this proposal at the Annual Meeting exceeds the number of votes cast “Against” this proposal	No effect	No broker non-votes; brokers have discretion to vote

4 Amendment to our 2022 Equity Incentive Plan	“FOR”	● Vote “For” this proposal ● Vote “Against” this proposal ● Abstain from voting on this proposal	Approved if a majority of the votes cast “For” this proposal at the Annual Meeting exceeds the number of votes cast “Against” this proposal	No effect	No effect

5 – Ratification of the selection of Marcum as our independent registered public accounting firm	“FOR”	● Vote “For” this proposal ● Vote “Against” this proposal ● Abstain from voting on this proposal	Approved if a majority of the votes cast “For” this proposal at the Annual Meeting exceeds the number of votes cast “Against” this proposal	No effect	No broker non-votes; brokers have discretion to vote

5

6 – Issuance Proposal	“FOR”	Approved if a majority of the votes cast “For” this proposal at the Annual Meeting exceeds the number of votes cast “Against” this proposal	No effect	No effect

7 – The Adjournment Proposal	“FOR”

If a quorum is represented at the Annual Meeting, it requires that the number of votes cast “For” this proposal at the Annual Meeting exceeds the number of votes cast “Against” this proposal

If a quorum is not represented at the Annual Meeting, it requires that a majority of the voting power of our Common Stock represented or the person presiding at the Annual Meeting approves this proposal

			No effect	No effect

How do I vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote using the following methods:

●	At the Annual Meeting. To vote at the Annual Meeting, attend the Annual Meeting via the Internet and follow the instructions.

●	By Internet. To vote by proxy via the Internet, follow the instructions described on the proxy card.

●	By Telephone. To vote by proxy via telephone within the United States and Canada, use the toll-free number on the proxy card.

●	By Mail. To vote by mail, complete, sign, and date the proxy card and return it in the envelope provided.

Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy using one of the methods described above to ensure your vote is counted. You may still attend the Annual Meeting and vote even if you have already voted by proxy.

6

Beneficial Owner: Shares Registered in the Name of Broker or Other Nominee

If you are a beneficial owner of shares registered in the name of your broker or other nominee, you may vote using the following methods:

●	At the Annual Meeting. To vote at the Annual Meeting, you must obtain a valid proxy from your broker or other nominee. Follow the instructions from your broker or other nominee, or contact them to request a proxy form.

●	By Internet. You may vote through the Internet if your broker or other nominee makes this method available, in which case the instructions will be included in the proxy materials provided to you.

●	By Telephone. You may vote by telephone if your broker or other nominee makes this method available, in which case the instructions will be included in the proxy materials provided to you.

●	By Mail. If you received a proxy card and voting instructions from the broker or other nominee holding your shares rather than from us, follow the instructions on the proxy card.

What if I am a stockholder of record and return a proxy card but do not make specific choices?

You should specify your choice for each matter on the proxy card. If you return a signed and dated proxy card without marking voting selections for the specific proposals, your shares will be voted:

●	“FOR” the six director nominees under Proposal 1;

●	“FOR” the increase in authorized Common Stock under Proposal 2;

●	“FOR” the reverse stock split under Proposal 3;

●	“FOR” the amendment to our 2022 Equity Incentive Plan to amend the automatic increase “evergreen” clause within the 2022 Plan to increase the number of shares available under the 2022 Plan in future years under Proposal 4;

●	“FOR” the ratification of the selection of Marcum as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2024 under Proposal 5;

●	“FOR” the approval, for purposes of complying with Nasdaq listing rule 5635(d), the issuance of Warrants, shares of Common Stock underlying the Warrants and certain provisions of the Warrants, issued in connection with an offering and sale of securities of the Company that was consummated on December 6, 2024 under Proposal 6; and

●	“FOR” the approval of one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Reverse Stock Split Proposal, the Authorized Share Increase Proposal, 2022 Plan Amendment Proposal or the Issuance Proposal if there are not sufficient votes at the Annual Meeting to approve and adopt the Reverse Stock Split Proposal, the Authorized Share Increase Proposal, the 2022 Plan Amendment Proposal or the Issuance Proposal under Proposal 7.

In the event any other matters are properly presented at the Annual Meeting, or any postponement or adjournment thereof, the person named as proxy will vote in accordance with his discretion with respect to those matters.

What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?

If you fail to provide your broker with voting instructions before the Annual Meeting, your broker will be unable to vote on the non-routine matters. Your broker may use his or her discretion to cast a vote on any routine matter for which you did not provide voting instructions.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers, and employees may also solicit proxies by mail, in person, by telephone, or by other means of communication. Directors, officers, and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

7

What is “householding”?

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single copy of a notice and, if applicable, a proxy statement, to those security holders.

A single copy of this Proxy Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from these stockholders. Once you have received notice from your broker, or from us, that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement, please notify your broker and also notify us by sending your written request to: Algorhythm Holdings, Inc., 6301 NW 5th Way, Suite 2900, Fort Lauderdale, FL 33309, Attention: Investor Relations or by calling Investor Relations at (954) 596-1000.

A stockholder who currently receives multiple copies of this Proxy Statement at its address and would like to request “householding” should also contact its broker and notify us using the contact information above.

Can I revoke or change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting as discussed below.

If you are a stockholder of record, you may revoke your proxy by:

●	sending written notice of revocation to Algorhythm Holdings, Inc., 6301 NW 5th Way, Suite 2900, Fort Lauderdale, FL 33309, Attention: Corporate Secretary, in time for it to be received before the Annual Meeting;

●	submitting a new proxy with a later date using any of the voting methods described above (subject to the deadlines for voting with respect to each method); or

●	voting at the Annual Meeting (provided that attending the meeting will not, by itself, revoke your proxy).

If you are a beneficial owner of shares and have instructed your broker or other nominee to vote your shares, you may change your vote by following the directions received from your nominee to change those voting instructions or by attending the Annual Meeting and voting. However, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker or other nominee.

Who will count votes at the Annual Meeting?

Votes will be counted by the inspector of election appointed for the Annual Meeting. The inspector of election will also determine the number of shares outstanding, the number of shares represented at the Annual Meeting, the existence of a quorum, and whether or not the proxies and ballots are valid and effective.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will report the final voting results in a Current Report on Form 8-K that we expect to file with the SEC within four business days following the date of the Annual Meeting.

When are stockholder proposals for the 2025 annual meeting due?

Stockholders interested in presenting a proposal to be considered for inclusion in the proxy statement relating to the 2025 annual meeting of stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our Amended Bylaws (the “Bylaws”). To be considered for inclusion, stockholder proposals must be submitted in writing to Algorhythm Holdings, Inc., 6301 NW 5th Way, Suite 2900, Fort Lauderdale, FL 33309, Attention: Corporate Secretary, before August 21, 2025, which is 120 calendar days prior to the anniversary of the mailing date of this Proxy Statement. Any such proposal must meet the requirements of the Bylaws and all applicable laws and regulations.

8

Any stockholder who wishes to have a proposal considered at the 2025 annual meeting of stockholders, or to nominate a director for election at that meeting, but not submitted for inclusion in the proxy statement relating to that meeting, must give advance notice to us prior to the deadline for such meeting. In order for a proposal or nomination to be timely, it must be received by us no earlier than 120 days prior to the anniversary date of the Annual Meeting, or September 15, 2025, and no later than 90 days prior to the anniversary of the Annual Meeting, or October 15, 2025. In the event the 2025 annual meeting of stockholders is being held more than 30 days before or more than 70 days after the anniversary of the Annual Meeting. The submission of a stockholder proposal does not guarantee that it will be presented at the annual meeting. Stockholders interested in submitting a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable federal securities laws and the Company’s bylaws, as applicable.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board currently consists of six members. The Nominating and Corporate Governance Committee and the Board seek, and the Board is comprised of, individuals whose characteristics, skills, expertise, and experience complement those of other Board members. The Nominating and Corporate Governance Committee and Board have unanimously approved the recommended slate of six directors.

The following table shows the Company’s nominees for election to the Board. Each nominee, if elected, will serve until the next annual meeting of stockholders or until a successor is duly elected and qualified, or until his earlier resignation or removal. All nominees are members of the present Board of Directors. We have no reason to believe that any of the nominees is unable or will decline to serve as a director if elected. Unless otherwise indicated by the stockholder, the accompanying proxy will be voted for the election of the six persons named under the heading “Nominees for Directors.” Although the Company knows of no reason why any nominee could not serve as a director, if any nominee shall be unable to serve, the accompanying proxy will be voted for a substitute nominee.

Nominees for Director

Name of Nominee	Age	Principal Position	Director Since
Gary Atkinson	43	Chief Executive Officer, Director	2021
Bernardo Melo	48	Chief Revenue Officer, Director	2022
Harvey Judkowitz	79	Director	2004
Joseph Kling	94	Director	2017
Mathieu Peloquin	53	Director	2021
Jay B. Foreman	62	Director	2022

Required Vote and Recommendation of the Board of Directors

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, “FOR” the election of the nominees named below.

We have set out below biographical and professional information about each of the nominees, along with a brief discussion of the experience, qualifications, and skills that the Board considered important in concluding that the individual should serve as a current director and as a nominee for re-election as a member of our Board.

Gary Atkinson joined the Company in January 2008 and served as General Counsel and Corporate Secretary. In November 2009, Mr. Atkinson was appointed as Interim Chief Executive Officer and was promoted as the Company’s permanent Chief Executive Officer in May 2012. Mr. Atkinson was appointed as a Director of the Company on August 11, 2021. Mr. Atkinson is a licensed attorney in Florida and Georgia. He graduated from the University of Rochester with a Bachelor’s Degree in Economics and has been awarded a dual-degree J.D./M.B.A. from Case Western Reserve University School of Law and Weatherhead School of Management.

9

The Company believes that Mr. Atkinson is qualified to serve on the Board of Directors because of his 15+ years of karaoke industry experience and management experience.

Bernardo Melo has been with the Company since February 2003. Mr. Melo was appointed as Chief Revenue Officer on April 22, 2022 and has served as the Vice President of Global Sales and Marketing (“VP of Sales”) since 2008. Mr. Melo was appointed as a Director of the Company on July 28, 2022. During his tenure at the Company, Mr. Melo has overseen the sales and operations of the music division as well as managed the customer service department. Before taking over the responsibility of VP of Sales, Mr. Melo held dual roles with the Company managing the operations, licensing and sales of the music division while concentrating on hardware sales for the Latin America and Canada market as well as key U.S. accounts such as Walmart. Prior to joining the Company, Mr. Melo held a consulting role for Rewards Network formerly Idine. Mr. Melo’s assignment during his tenure was improving their operational procedures while increasing efficiencies and lowering operating cost. Mr. Melo also worked at Coverall North America as Director of Sales managing a startup initiative for the company covering 15 regional office and 40 sales reps across North America focusing on franchise sales. Overall Mr. Melo has over 16 years of sales, marketing and management experience.

The Company believes that Mr. Melo is qualified to serve on the Board of Directors because of his 16+ years in senior positions sales and marketing experience as well as his karaoke industry and management experience.

Harvey Judkowitz has served as a Director of the Company since March 29, 2004 and is the chairman of the Audit Committee. He is licensed as a CPA in New York and Florida. From 1988 to the present date, Mr. Judkowitz has conducted his own CPA practices. He has served as the Chairman and CEO of UniPro Financial Services, a diversified financial services company up until the company was sold in September of 2005. He was formerly the President and Chief Operating Officer of Photovoltaic Solar Cells, Inc.

The Company believes that Mr. Judkowitz is qualified to serve on the Board of Directors because he is a qualified CPA with over 19+ years’ experience on the Board.

Joseph Kling was appointed as a Director of the Company on May 9, 2017. Mr. Kling has spent his entire career in the toy industry, most notably serving as CEO of View-Master, the iconic stereoscopic toy company, which later purchased Ideal Toy from CBS and later became View-Master Ideal, publicly traded on the Nasdaq. View-Master Ideal later acquired California Plush Toys and the entire group was later acquired by Tyco Toys in 1989. Mr. Kling later went into private M&A consulting and sat on the board of Russ Berrie & Co (currently known as Kids Brands, Inc.) for 21 years advising on the acquisition of several toy companies. Mr. Kling has also served on the Board of Crown Crafts, a large distributor of infant, toddler, and juvenile consumer products and on the board of Lancit Media Entertainment, a children’s and family media production company (formerly listed on the Nasdaq). Notably, Mr. Kling has been involved in many major toy company acquisitions of brands such as Melissa & Doug and Brio.

The Company believes that Mr. Kling is qualified to serve on the Board of Directors because of his success and relationships in the toy industry and his deep understanding of consumer products and market awareness of mergers and acquisitions in the toy industry.

Mathieu Peloquin was appointed as a Director of the Company on December 1, 2021. Mr. Peloquin was appointed Senior Vice-President, Marketing and Communications at Stingray Group, Inc. (“Stingray”) in 2013 and oversees marketing, communication strategies, content and investor relations. Mr. Peloquin brings more than 20 years of experience as an expert marketer, strategist and inspiring leader. Prior to joining Stingray, Mr. Peloquin was Vice President of Marketing at Transcontinental Media Inc. and Vice President of Transcontinental Media Inc.’s Digital Marketing Solutions Group from 2010 to 2013. He also held several executive positions at Reader’s Digest Magazines Canada Limited and co-founded Equinox Marketing Services. Mr. Peloquin is a CPA, CMA and holds a Bachelor of Commerce from the School of Management of the Université du Québec à Montréal.

10

The Company believes that Mr. Peloquin is qualified to serve as a member of the Board of Directors due to his extensive business experience.

Jay B. Foreman was appointed as Director of the Company on May 23, 2022. Mr. Foreman has been a veteran of the toy industry for over 30 years. Mr. Foreman started his career at Fable Toys as a territory sales rep for the Jersey Shore and within ten years became SVP for Galoob Toys, where he was primarily responsible for developing the direct import business. He has founded multiple toy companies over his career, including co-founding Play-By-Play Toy’s and Novelties and more recently Play Along Toys, a leading toy company, which was subsequently sold to Jakks Pacific in 2004. Mr. Foreman later went on to found his third start up which became Basic Fun!, now the makers of Tonka™ trucks, Carebears™, K’NEX™, Lincoln Logs™, Playhut™. Mr. Foreman serves as CEO of Basic Fun!, which role he has had since he founded the company in 2009. He has also served on the boards of directors of the Toy Association and Licensing Merchandisers association. He currently chairs the Toy Industry trade show committee which is responsible for the world famous NY Toy Fair.

The Company believes that Mr. Foreman is qualified to serve as a member of the Board of Directors because of his extensive history and experience in the toy business, including his deep knowledge of licensing, operations, sales and marketing, M&A, and capital markets.

Family Relationships

There are no family relationships among any of our directors, director nominees or executive officers.

Involvement in Certain Legal Proceedings

Except as set forth below, our directors and executive officers have not been involved in any of the following events during the past ten years:

1.	any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;

4.	being found by a court of competent jurisdiction in a civil action, the SEC or the CFTC to have violated a Federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.	being subject of, or a party to, any Federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any Federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.	being subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Required Vote and Recommendation of the Board of Directors

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, “FOR” the election of each nominee.

11

Vote Required

The nominees for director who receive a majority of the votes FOR election will be elected as director. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE SIX DIRECTOR NOMINEES.

Information about the Board of Directors and Committees

Director Independence

The Board evaluates the independence of each nominee for election as a director of our Company in accordance with the Listing Rules (the “Nasdaq Listing Rules”) of the Nasdaq Stock Market.

Our Board currently consists of six directors, Gary Atkinson, Bernardo Melo, Harvey Judkowitz, Joseph Kling, Mathieu Peloquin, and Jay B. Foreman. Messrs. Peloquin, Judkowitz, Kling and Foreman are “independent directors” within the meaning of the Nasdaq Listing Rules.

Board Leadership Structure and Role in Risk Oversight

Board Leadership Structure

Our Board does not have a policy regarding separation of the roles of Chief Executive Officer and Chairman of the Board, as the Board believes it is in the best interest of the Company to make that determination based on the position and direction of the Company and the membership of the board. Presently, Mr. Gary Atkinson serves as Chief Executive Officer and we currently do not have anyone serving in the role of Chairman.

Four of the six members of our Board satisfy the requirements of independence under the Nasdaq Listing Rules, and our audit, compensation, and nominating committees are composed entirely of independent directors. This structure encourages independent and effective oversight of our operations and prudent management of risk.

Role of our Board in Risk Oversight

Our Board is responsible for the oversight of our operational risk management process. Our Board has delegated authority for addressing certain risks, and assessing the steps management has taken to monitor, control, and report such risks to the Audit Committee. Such risks include risks relating to execution of our growth strategy, the effects of the economy and general financial condition and outlook, our ability to expand our client base, communication with investors, certain actions of our competitors, the protection of our intellectual property, sufficiency of our capital, security of information systems and data, integration of new information systems, credit risk, product liability, and costs of reliance on external advisors. The Audit Committee then reports such risks as appropriate to our Board, which then initiates discussions with appropriate members of our senior management if, after discussion of such risks, our Board determines that such risks raise questions or concerns about the status of operational risks then facing us.

Our Board relies on the Compensation Committee to address significant risk exposures that we may face with respect to compensation, including risks relating to retention of key employees, protection of partner relationships, management succession, and benefit costs, and, when appropriate, reports these risks to the full Board.

12

Meetings of our Board and its Committees

Our Board has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Our Board met 6 times, including telephonic meetings, during the fiscal year ended December 31, 2023 . Each director attended more than 75% of our Board meetings. Each director attended more than 75% of the meetings held by committees of our Board on which they served during that period.

It is our policy that all of our directors are required to make a concerted and conscientious effort to attend our annual meeting of stockholders in each year during which that director serves as a member of our Board.

Board Committees

Our Board has established an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Each of the above-referenced committees operates pursuant to a formal written charter. The charters for these committees, which have been adopted by our Board, contain a detailed description of the respective committee’s duties and responsibilities and are available on our website at https://ir.algoholdings.com/investor-governance  .

Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee meet the independence requirements under the Nasdaq’s current listing standards and each member is free of any relationship that would interfere with his individual exercise of independent judgment.

Audit Committee

The members of our Audit Committee are Messrs. Judkowitz, Kling and Foreman, with Mr. Judkowitz serving as the Chairperson. Each of Messrs. Judkowitz, Kling and Foreman is independent under the rules and regulations of the SEC and the listing standards of the Nasdaq Stock Market applicable to audit committee members. Our board of directors has determined that Mr. Judkowitz qualifies as an audit committee financial expert within the meaning of SEC regulations and meet the financial sophistication requirements of the Nasdaq Stock Market.

Our Audit Committee has the responsibility for, among other things, (i) selecting, retaining and overseeing our independent registered public accounting firm, (ii) obtaining and reviewing a report by independent auditors that describe the accounting firm’s internal quality control, and any materials issues or relationships that may impact the auditors, (iii) reviewing and discussing with the independent auditors standards and responsibilities, strategy, scope and timing of audits, any significant risks, and results, (iv) ensuring the integrity of the Company’s financial statements, (v) reviewing and discussing with the Company’s independent auditors any other matters required to be discussed by PCAOB Auditing Standard No. 1301, (vi) reviewing, approving and overseeing any transaction between the Company and any related person and any other potential conflict of interest situations, (vii) overseeing the Company’s internal audit department, (v) reviewing, approving and overseeing related party transactions, and (viii) establishing and overseeing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters. The Audit Committee charter can be found online at https://ir.algoholdings.com/investor-governance.

Compensation Committee

The members of our Compensation Committee are Messrs. Judkowitz, Kling and Foreman, with Mr. Kling serving as the Chairperson. Our Compensation Committee has the responsibility for, among other things, (i) reviewing and approving the chief executive officer’s compensation based on an evaluation in light of corporate goals and objectives, (ii) reviewing and recommending to the Board the compensation of all other executive officers, (iii) reviewing and recommending to the Board incentive compensation plans and equity plans, (iv) reviewing and discussing with management the Company’s Compensation Discussion and Analysis and related information to be included in the annual report on Form 10-K and proxy statements, and (v) reviewing and recommending to the Board for approval procedures relating to Say on Pay Votes. The Compensation Committee charter can be found online at https://ir.algoholdings.com/investor-governance.

13

Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are Messrs. Judkowitz, Kling and Foreman, with Mr. Foreman serving as the Chairperson. Our Nominating and Corporate Governance Committee has the responsibility relating to assisting the Board in, among other things, (i) identifying and screening individuals qualified to become members of our board of directors, consistent with criteria approved by our board of directors, (ii) recommending to the Board the approval of nominees for director, (ii) developing and recommending to our board of directors a set of corporate governance guidelines, and (iv) overseeing the evaluation of our board of director. The Nominating and Corporate Governance Committee charter can be found online at https://ir.algoholdings.com/investor-governance.

Other Board Committees

Other than the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, we have no standing committees of our Board.

Committee Composition

The table below lists each director nominee’s committee memberships and the chairperson of each Board committee.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Harvey Judkowitz	Chairperson	X	X
Joseph Kling	X	Chairperson	X
Jay B. Foreman	X	X	Chairperson

Nominations Process and Criteria

Our Nominating Committee is responsible for identifying individuals qualified to become directors. The Nominating Committee seeks to identify director candidates based on input provided by a number of sources, including (1) the Nominating Committee members, (2) our other directors, (3) our stockholders, (4) our Chief Executive Officer or Chairman, and (5) third parties such as professional search firms. In evaluating potential candidates for director, the Nominating Committee considers the entirety of each candidate’s credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

●	high personal and professional ethics and integrity;

●	the ability to exercise sound judgment;

●	the ability to make independent analytical inquiries;

●	a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

●	the appropriate and relevant business experience and acumen.

14

In addition to these minimum qualifications, the Nominating Committee also takes into account when considering whether to nominate a potential director candidate the following factors:

●	whether the person possesses specific industry expertise and familiarity with general issues affecting our business;

●	whether the person’s nomination and election would enable the Board to have a member that qualifies as an “audit committee financial expert” as such term is defined by the Securities and Exchange Commission (the “SEC”) in Item 401 of Regulation S-K;

●	whether the person would qualify as an “independent director”, as such term is defined in the Nasdaq Stock Market Rules;

●	the importance of continuity of the existing composition of the Board of Directors to provide long term stability and experienced oversight; and

●	the importance of diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

Any stockholder wishing to propose that a person be nominated for or appointed to our Board may submit such a proposal to:

Algorhythm Holdings, Inc.

6301 NW 5th Way, Suite 2900

Fort Lauderdale, FL 33309

(954) 596-1000

Attention: Corporate Secretary

The Corporate Secretary will forward any such correspondence to the Chairperson of the Nominating and Corporate Governance Committee for review and consideration in accordance with the criteria described above and the requirements set forth in the Bylaws.

Board Diversity

The Board does not have a formal policy regarding board diversity for our board of directors as a whole nor for each individual member, the nominating and corporate governance committee does consider such factors as gender, race, ethnicity, experience and area of expertise, as well as other individual attributes that contribute to the total diversity of viewpoints and experience represented on the board of directors.

As required by the Nasdaq Rules that were approved by the SEC in August 2021, the Company is providing information about the gender and demographic diversity of its directors in the format required by Nasdaq Rules. The information in the matrix below is based solely on information provided by our directors about their gender and demographic self-identification. Directors who did not answer or indicated that they preferred not to answer a question are shown under “did not disclose demographic background” or “did not disclose gender” below.

Board Diversity Matrix (as of December 19, 2024)

15

Total Number of Directors	6

	Female	Male	Non-Binary	Did Not Disclose Gender

Part I: Gender Identity
Directors	-	6	-	-
Part II: Demographic Background
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	-	-	-
Hispanic or Latinx	-	1	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	-	5	-	-
Two or More Races or Ethnicities	-		-	-
LGBTQ+	-	-	-	-
Did Not Disclose Demographic Background	-	-	-	-

Stockholder Communications with our Board

Stockholders and other parties interested in communicating directly with our Board, a committee thereof, or any individual director, may do so by sending a written communication to the attention of the intended recipient(s) to: Algorhythm Holdings, Inc., 6301 NW 5th Way, Suite 2900, Fort Lauderdale, FL 33309, Attention: Corporate Secretary. The Corporate Secretary will forward all appropriate communications to the Chairperson of the Audit Committee.

Code of Ethics

We have adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, and principal accounting officer. Our Code of Ethics is available on our website at https://ir.algoholdings.com/investor-governance.

Change of Control Arrangements

We do not know of any arrangements, which may, at a subsequent date, result in a change of control of the Company.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers and directors, and persons who beneficially own more than 10% of the outstanding shares of our Common Stock, to file reports of ownership and changes in ownership concerning their shares of our Common Stock with the SEC and to furnish us with copies of all Section 16(a) forms they file. We are required to disclose delinquent filings of reports by such persons.

Based solely upon a review of Forms 3, Forms 4, and Forms 5 furnished to us pursuant to Rule 16a-3 under the Exchange Act, we believe that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act during the nine-month transition period from April 1, 2023 to December 31, 2023 were timely filed, as necessary, by the officers, directors, and security holders required to file such forms except for as set forth in the Delinquent Section 16(a) section below.

Delinquent Section 16(a) Reports

Mr. Jay B. Foreman filed a late Form 4 on November 24, 2023 with respect to one transaction.

16

PROPOSAL 2

INCREASE IN THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK

Introduction

Our Certificate of Incorporation, as amended, currently authorizes the issuance of up to 100,000,000 shares of common shares and 1,000,000 shares of preferred stock. The Board has approved an amendment to increase the number of authorized shares of Common Stock from 100,000,000 to 800,000,000 shares.

The proposed form of Certificate of Amendment to the Certificate of Incorporation to effect the increase in our authorized Common Stock is attached as Appendix A to this Proxy Statement.

Following the increase in authorized shares as contemplated in the Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”), 800,000,000 shares of Common Stock and 1,000,000 shares of preferred stock will be authorized. There will be no changes to the issued and outstanding shares of Common Stock or preferred stock as a result of the amendment.

Reasons for the Increase Certificate of Amendment

The Board has determined that the increase in our authorized shares of Common Stock is in the best interests of the Company and unanimously recommends approval by the stockholders. The Board believes that the availability of additional authorized shares of Common Stock is required for several reasons including, but not limited to, the additional flexibility to issue Common Stock for a variety of general corporate purposes as the Board may determine to be desirable including, without limitation, future financings, investment opportunities, acquisitions, or other distributions and stock splits (including splits effected through the declaration of stock dividends).

As of the Record Date 14,215,176 shares of our Common Stock were outstanding out of the 100,000,000 shares that we are authorized to issue.

Our working capital requirements are significant and may require us to raise additional capital through additional equity financings in the future. If we issue additional shares of Common Stock or other securities convertible into shares of our Common Stock in the future, it could dilute the voting rights of existing stockholders and could also dilute earnings per share and book value per share of existing stockholders. The increase in authorized number of Common Stock could also discourage or hinder efforts by other parties to obtain control of the Company, thereby having an anti-takeover effect. The increase in authorized number of Common Stock is not being proposed in response to any known threat to acquire control of the Company.

Current Plans, Proposals or Arrangements to Issue Shares of Common Stock

As of the Record Date, the Company had:

●	107,261 shares of Common Stock issuable upon the exercise of outstanding stock options with a weighted-average exercise price of $8.07 per share;
●	63,453 shares of Common Stock reserved for future issuance under our 2022 Equity Incentive Plan; and
●	902,113 shares of Common Stock issuable upon exercise of warrants to purchase Common Stock with a weighted-average exercise price of $3.20 per share.

The increase in the authorized common shares would also be necessary to allow for the issuance of shares of our Common Stock pursuant to the Offering described below in Proposal 6.

Other than as set forth above, the Company has no current plans, proposals or arrangements, written or oral, to issue any of the additional authorized shares of Common Stock that would become available as a result of the filing of the Certificate of Incorporation, as amended and restated.

In addition, following the approval and filing of the amendment, the Company may explore additional financing opportunities or strategic transactions that would require the issuance of additional shares of Common Stock, but no such plans are currently in existence and the Company has not begun any negotiations with any party related thereto. If we issue additional shares, the ownership interest of holders of our capital stock will be diluted.

17

Effects of the Increase in Authorized Common Stock

Following the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, we will have the authority to issue up to an additional 700,000,000 shares of Common Stock. These shares may be issued without stockholder approval at any time, in the sole discretion of the Board. The authorized and unissued shares may be issued for cash or for any other purpose that is deemed in the best interests of the Company.

The increase in our authorized Common Stock could have a number of effects on the Company’s stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. If we issue additional shares of Common Stock or other securities convertible into shares of our Common Stock in the future, it could dilute the voting rights of existing stockholders and could also dilute earnings per share and book value per share of existing stockholders. The increase in authorized number of Common Stock could also discourage or hinder efforts by other parties to obtain control of the Company, thereby having an anti-takeover effect. The increase in authorized number of Common Stock is not being proposed in response to any known threat to acquire control of the Company.

The increase in our authorized Common Stock will not change the number of shares of Common Stock issued and outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of our Common Stock.

Advantages and Disadvantages of Increasing Authorized Common Stock

There are certain advantages and disadvantages of increasing the Company’s authorized Common Stock.

The advantages include:

●	The ability to raise capital by issuing capital stock under future financing transactions, if any.

●	Having shares of Common Stock available to pursue business expansion opportunities, if any.

The disadvantages include:

●	In the event that additional shares of Common Stock are issued, dilution to the existing stockholders, including a decrease in our net income per share in future periods. This could cause the market price of our stock to decline.

●	The issuance of authorized but unissued stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the desires of the Board, at that time. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

Procedure for Implementing the Amendment

The increase in our authorized Common Stock will become effective upon the filing of the Certificate of Amendment or such later time as specified in the filing with the Secretary of State of the State of Delaware. The form of the Certificate of Amendment is attached hereto as Appendix A. The exact timing of the filing of the Certificate of Amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders.

Interests of Officers and Directors in this Proposal

Our officers and directors do not have any substantial interest, direct or indirect, in this proposal.

18

Reservation of Right to Abandon Amendment to Increase Authorized Shares of Common Stock

The Board reserves the right to abandon the amendment of the Certificate of Incorporation to increase the number of authorized shares of our Common Stock from 100,000,000 shares to 800,000,000 shares without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of State of the State of Delaware of the Certificate of Amendment, even if the authority to amend the Certificate of Incorporation to increase the number of authorized shares of our Common Stock from 100,000,000 shares to 800,000,000 shares has been approved by our stockholders at the Annual Meeting. For example, if the Reverse Stock Split is implemented, the Board may choose to abandon the amendment of the Certificate of Incorporation to increase the number of authorized shares of our Common Stock, since the Reverse Stock Split would effectively increase the number of authorized shares available for future issuance.

Votes Required

Approval of an amendment to our Certificate of Incorporation to increase our authorized shares of Common Stock requires the affirmative vote of the majority of the votes cast at the meeting. Abstentions will have the effect of a vote against this proposal.

Voting Recommendation

The Board unanimously recommends a vote “FOR” Proposal 2.

PROPOSAL 3

AUTHORIZATION OF REVERSE STOCK SPLIT

The Board has approved an amendment to our Certificate of Incorporation to combine the outstanding shares of our Common Stock into a lesser number of outstanding shares (a “Reverse Stock Split”).

If approved by our stockholders, this proposal would permit (but not require) the Board to effect a Reverse Stock Split of the outstanding shares of our Common Stock within one (1) year of the date the proposal is approved by stockholders, at a specific ratio within a range of one-for-ten (1-for-10) to a maximum of a one-for-two hundred fifty (1-for-250) split, with the specific ratio to be fixed within this range by the Board in its sole discretion without further stockholder approval. We believe that enabling the Board to fix the specific ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement it in a manner designed to maximize the anticipated benefits for our stockholders.

In fixing the ratio, the Board may consider, among other things, factors such as: the initial and continued listing requirements of the Nasdaq Capital Market; the number of shares of our Common Stock outstanding; potential financing opportunities; and prevailing general market and economic conditions.

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing of the amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, or at the later time set forth in the amendment. The exact timing of the amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to our Company and our stockholders. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the amendment and the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State of the State of Delaware, the Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.

The proposed form of amendment to our certificate of incorporation to effect the Reverse Stock Split is attached as Appendix B to this Proxy Statement. Any amendment to our certificate of incorporation to effect the Reverse Stock Split will include the Reverse Stock Split ratio fixed by the Board, within the range approved by our stockholders.

Reasons for the Reverse Stock Split

The Company’s primary reasons for approving and recommending the Reverse Stock Split is to increase the per share price and bid price of our Common Stock to regain compliance with the continued listing requirements of Nasdaq.

On August 26, 2024, we received a written notice from Nasdaq notifying the Company that it was not in compliance with Nasdaq Listing Rule 5550(a)(2), which requires listed companies to maintain a minimum bid price of $1.00 per share (the “Bid Price Requirement”). Under Nasdaq Listing Rule 5810(c)(3)(A), the Company was granted a period of 180 calendar days, or until February 24, 2025, to regain compliance with the Bid Price Requirement. To demonstrate compliance with this requirement, the closing bid price of our Common Stock will need to be at least $1.00 per share for a minimum of 10 consecutive business days before February 24, 2025.

19

Reducing the number of outstanding shares of Common Stock should, absent other factors, generally increase the per share market price of the Common Stock. Although the intent of the Reverse Stock Split is to increase the price of the Common Stock, there can be no assurance, however, that even if the Reverse Stock Split is effected, that the Company’s bid price of the Company’s Common Stock will be sufficient, over time, for the Company to regain or maintain compliance with the Nasdaq minimum bid price requirement.

Additionally, the Company believes the Reverse Stock Split will make its Common Stock more attractive to a broader range of investors, as it believes that the current market price of the Common Stock may prevent certain institutional investors, professional investors and other members of the investing public from purchasing stock. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Furthermore, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. The Company believes that the Reverse Stock Split will make our Common Stock a more attractive and cost effective investment for many investors, which in turn would enhance the liquidity of the holders of our Common Stock.

Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split, that as a result of the Reverse Stock Split we will be able to meet or maintain a bid price over the minimum Bid Price Requirement of Nasdaq or that the market price of our Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our Common Stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

The Board believes that the Reverse Stock Split will result in a more appropriate and effective structure for the Company and the resultant trading price would be more appealing to a wider range of investors.

In evaluating whether to seek stockholder approval for the Reverse Stock Split, the Board took into consideration negative factors associated with reverse stock splits. These factors include: the negative perception of reverse stock splits that investors, analysts and other stock market participants may hold; the fact that the stock prices of some companies that have effected reverse stock splits have subsequently declined, sometimes significantly, following their reverse stock splits; the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; and the costs associated with implementing a reverse stock split.

Even if our stockholders approve the Reverse Stock Split, the Board reserves the right not to effect the Reverse Stock Split if in the Board’s opinion it would not be in the best interests of the Company or our stockholders to effect such Reverse Stock Split.

Potential Effects of the Proposed Amendment

If our stockholders approve the Reverse Stock Split and the Board effects it, the number of shares of Common Stock issued and outstanding will be reduced, depending upon the ratio determined by the Board. The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

20

The Reverse Stock Split will not change the terms of the Common Stock. Additionally, the Reverse Stock Split will have no effect on the number of Common Stock that we are authorized to issue. After the Reverse Stock Split, the shares of Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. The Common Stock will remain fully paid and non-assessable.

After the effective time of the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act.

Registered “Book-Entry” Holders of Common Stock

Our registered holders of Common Stock hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with statements reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action to receive evidence of their shares of post-Reverse Stock Split Common Stock.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by the transfer agent after the effective time of the Reverse Stock Split. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent. Unless a stockholder specifically requests a new paper certificate or holds restricted shares, upon the stockholder’s surrender of all of the stockholder’s Old Certificates to the transfer agent, together with a properly completed and executed letter of transmittal, the transfer agent will register the appropriate number of shares of post-Reverse Stock Split Common Stock electronically in book-entry form and provide the stockholder with a statement reflecting the number of shares registered in the stockholder’s account. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of shares of post-Reverse Stock Split Common Stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for appropriate number of shares of post-Reverse Stock Split Common Stock. If an Old Certificate has a restrictive legend on its reverse side, a new certificate will be issued with the same restrictive legend on its reverse side.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split. Instead, holders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share. Cash will not be paid for fractional shares.

Effect of the Reverse Stock Split on Outstanding Stock Options and Warrants

Based upon the Reverse Stock Split ratio, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants. This would result in approximately the same aggregate price being required to be paid under such options or warrants upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be reduced proportionately based upon the Reverse Stock Split ratio.

21

Accounting Matters

The proposed amendment to our certificate of incorporation will not affect the par value of our Common Stock. As a result, at the effective time of the Reverse Stock Split, the stated capital on our balance sheet attributable to the Common Stock will be reduced in the same proportion as the Reverse Stock Split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss will be restated for prior periods to conform to the post-Reverse Stock Split presentation.

No Dissenters’ or Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to any dissenters’ or appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such right.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes, as of the date of this proxy statement, certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock. This summary addresses the tax consequences only to a U.S. holder, which is a beneficial owner of our Common Stock that is either:

●	an individual citizen or resident of the United States;

●	a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it was in existence before August 20, 1996 and a valid election is in place under applicable Treasury regulations to treat such trust as a U.S. person for U.S. federal income tax purposes

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes or (iii) persons that do not hold our Common Stock as “capital assets” (generally, property held for investment). This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own Common Stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address tax considerations arising under any state, local or foreign laws, or under federal estate or gift tax laws.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

22

Each holder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.

General Tax Treatment of the Reverse Stock Split

The Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a reorganization, a U.S. holder generally will not recognize gain or loss upon the exchange of our ordinary shares for a lesser number of ordinary shares, based upon the Reverse Stock Split ratio. A U.S. holder’s aggregate tax basis in the lesser number of ordinary shares received in the Reverse Stock Split will be the same such U.S. holder’s aggregate tax basis in the shares of our Common Stock that such U.S. holder owned immediately prior to the Reverse Stock Split. The holding period for the ordinary shares received in the Reverse Stock Split will include the period during which a U.S. holder held the shares of our Common Stock that were surrendered in the Reverse Stock Split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our Common Stock surrendered to the shares of our Common Stock received pursuant to the Reverse Stock Split. U.S. holders of shares of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, AND DOES NOT CONSTITUTE A TAX OPINION. EACH HOLDER OF OUR COMMON SHARES SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Interests of Officers and Directors in this Proposal

Our officers and directors do not have any substantial interest, direct or indirect, in this proposal.

Required Vote of Stockholders

In accordance with Delaware law, approval of Proposal 3 requires the affirmative vote of a majority of votes cast at the Annual Meeting. Abstentions and broker non-votes will have no effect on Proposal 3. Proposal 3 is a matter on which brokers are expected to have discretionary voting authority, and we do not, therefore, expect any broker non-votes with respect to this proposal. If, however, your shares are represented at the Annual Meeting and your broker fails to vote your shares on this Proposal 3, it will have no effect on this Proposal 3.

Voting Recommendation

The Board unanimously recommends a vote “FOR” Proposal 3.

23

PROPOSAL 4

AMENDMENT TO THE 2022 EQUITY INCENTIVE PLAN

On April 12, 2022, the Company’s Board of Directors approved The Singing Machine Company, Inc. 2022 Equity Incentive Plan, (the”2022 Plan”). The 2022 Plan provides for the issuance of equity incentive awards, such as stock options, stock appreciation rights, stock awards, restricted stock, stock units, performance awards and other stock or cash-based awards collectively, the “Awards.” Awards may be granted under the 2022 Plan to the Company’s employees, officers, directors, consultants, agents, advisors, and independent contractors.

On December 6, 2024, the Board approved, subject to stockholder approval, an amendment to the 2022 Plan to amend the automatic “evergreen” clause to provide for an annual increase to be added to the 2022 Plan on the first day of each of the Company’s fiscal year, equal to the least of (a) 15% of the outstanding Common Stock on a fully diluted basis as of the end of the Company’s immediately preceding fiscal year, or (b) a lesser amount determined by the Board. The proposed amendment to the 2022 Plan is attached hereto as Appendix C. Previously the automatic “evergreen” clause provided for an annual increase equal to the least of (a) 5% of the outstanding Common Stock on a fully diluted basis as of the end of the Company’s immediately preceding fiscal year, (ii) 83,334 shares, and or (b) a lesser amount determined by the Board.

The Board recommends approval of the amendment to the 2022 Plan to enable the continued use of the 2022 Plan for stock-based grants consistent with the objectives of our compensation program. The 2022 Plan is intended to promote our interests by providing eligible persons in our service with the opportunity to acquire a proprietary or economic interest, or otherwise increase their proprietary or economic interest, in us as an incentive for them to remain in service and render superior performance during their service.

Currently, the number of shares of our Common Stock available for issuance under our 2022 Plan is 63,453, including the shares of Common Stock that are reserved and not yet issued or that have subsequently forfeited, expire or lapse unexercised or unsettled.

Upon stockholder approval of this proposal, the number of shares subject to the “evergreen” provision of the 2022 Plan and available for issuance will be increased by the least of (i) 15% of the outstanding Common Stock on a fully diluted basis as of the end of the Company’s immediately preceding fiscal year, or (ii) such lesser amount as determined by the Board. Currently, equity awards totaling 236,548 shares of Common Stock have been issued under the 2022 Plan. We believe that the 2021 Plan will be exhausted of shares available for issuance in 2024 and beyond, leaving insufficient shares available for equity grants in 2025 and future years. By increasing the “evergreen” provision of the 2022 Plan, we expect to have the flexibility to continue to make stock-based grants in amounts deemed appropriate by our Compensation Committee and Board, as our outstanding Common Stock increases annually. We believe that our equity incentive program and grants made under the program are essential to retaining critical personnel and aligning the incentives of our personnel with our stockholders.

The proposed amendment to the 2022 Plan will not be implemented unless approved by our stockholders, and the “evergreen” provision of the 2022 Plan will not be increased beyond 5% and the 2022 Plan will remain in effect in its present form.

Equity Compensation Plan Information

The following table contains summary information as of December 31, 2023, concerning the Company’s 2022 Plan.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted -average exercise price of outstanding option, warrants and rights	Number of securities remaining available for future issuance under equity compensation Plans
Equity compensation plans approved by security holders	76,752	$6.31	165,469
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	76,752	$6.31	165,469

2022 Equity Incentive Plan

The following is a summary of the principal features of our 2022 Plan. The summary does not purport to be a complete description of all provisions of our 2022 Plan and is qualified in its entirety by the text of the 2022 Plan. A copy of the amendment to the 2022 Plan is attached to this Proxy Statement as Appendix C.

General

The purpose of the 2022 Plan is to enhance stockholder value by linking the compensation of our officers, directors, key employees, and consultants to increases in the price of our Common Stock and the achievement of other performance objections and to encourage ownership in our company by key personnel whose long-term employment is considered essential to our continued progress and success. The 2022 Plan is also intended to assist us in recruiting new employees and to motivate, retain, and encourage such employees and directors to act in our stockholders’ interest and share in our success.

24

Term

The 2022 Plan became effective upon approval by our stockholders and will continue in effect from that date until it is terminated in accordance with its terms.

Administration

The 2022 Plan may be administered by the Board or the Compensation Committee. Currently, our Compensation Committee administers the 2022 Plan. The administrator has the power to determine the directors, employees, and consultants who may participate in the 2022 Plan and the amounts and other terms and conditions of awards to be granted under the 2022 Plan. All questions of interpretation and administration with respect to the 2022 Plan will be determined by the administrator. The administrator also will have the complete authority to adopt, amend, rescind, and enforce rules and regulations pertaining to the administration of the 2022 Plan; to correct administrative errors; to make all other determinations deemed necessary or advisable for administering the 2022 Plan and any award granted under the 2022 Plan; and to authorize any person to execute, on behalf of us, all agreements and documents previously approved by the administrator, among other items.

Eligibility

Any of our directors, employees, or consultants, or any directors, employees, or consultants of any of our affiliates (except that with respect to incentive stock options, only employees of us or any of our subsidiaries are eligible), are eligible to participate in the 2022 Plan. As of the Record Date, approximately 47 individuals would be eligible to participate in the 2022 Plan. However, the Company has not at the present time determined who will receive the additional shares that will be authorized for issuance upon the approval of the amendment to increase the number of shares subject to the 2022 Plan or how they will be allocated.

Available Shares

Currently, the number of shares of our Common Stock available for issuance under our 2022 Plan is 63,453, including the shares of Common Stock that are reserved and not yet issued or that have subsequently forfeited, expire or lapse unexercised or unsettled. If the stockholders approve the proposed amendment, there will also be an annual increase to be added as of the first day of the Company’s fiscal year equal to the least of (i) 15% of the outstanding Common Stock on a fully diluted basis as of the end of the Company’s immediately preceding fiscal year, and (ii) a lesser amount determined by the Board; provided, however, that any shares from any such increases in previous years that are not actually issued shall continue to be available for issuance under the Plan. Shares subject to awards that have been canceled, expired, settled in cash, or not issued or forfeited for any reason (in whole or in part), will not reduce the aggregate number of shares that may be subject to or delivered under awards granted under the 2022 Plan and will be available for future awards granted under the 2022 Plan.

Types of Awards

We may grant the following types of awards under the 2022 Plan: options; stock appreciation rights; stock awards, restricted stock and stock units; performance awards; and other stock or cash-based awards.

Options. The 2022 Plan authorizes the grant of non-qualified and/or incentive options to eligible participants, which options give the participant the right, after satisfaction of any vesting conditions and prior to the expiration or termination of the option, to purchase shares of our Common Stock at a fixed price. The administrator determines the exercise price for each share subject to an option granted under the 2022 Plan, which exercise price cannot be less than the fair market value (as defined in the 2022 Plan) of our Common Stock on the grant date. The administrator also determines the number of shares subject to each option, the time or times when each option becomes exercisable, and the term of each option (which term of an Incentive Stock Option cannot exceed ten (10) years from the grant date and in the case of an Incentive Stock Option granted to a ten percent (10%) stockholder, cannot exceed five (5) years).

25

Stock Appreciation Rights. The 2022 Plan authorizes the grant of stock appreciation rights to eligible participants, which stock appreciation rights give the participant the right, after satisfaction of any vesting conditions and prior to the expiration or termination of the stock appreciation right, to receive in cash or shares of our Common Stock the excess of the fair market value (as defined in the 2022 Plan) of our Common Stock on the date of exercise over the exercise price of the stock appreciation right. All stock appreciation rights under the 2022 Plan shall be granted subject to the same terms and conditions applicable to options granted under the 2022 Plan. Stock appreciation rights may be granted to awardees either alone or in addition to or in tandem with other awards granted under the 2022 Plan and may, but need not, relate to a specific option granted under the 2022 Plan.

Stock Awards. The 2022 Plan authorizes the grant of stock awards to eligible participants. The administrator determines (i) the number of shares subject to the stock award or a formula for determining such number, (ii) the purchase price of the shares, if any, (iii) the means of payment for the shares, (iv) the performance criteria, if any, and the level of achievement versus these criteria, (v) the grant, issuance, vesting, and/or forfeiture of the shares, (vi) restrictions on transferability, and such other terms and conditions determined by the administrator.

Stock Unit Awards and Other Stock-Based Awards. In addition to the award types described above, the administrator may grant any other type of award payable by delivery of our Common Stock in such amounts and subject to such terms and conditions as the administrator determines in its sole discretion, subject to the terms of the 2022 Plan. Such awards may be made in addition to or in conjunction with other awards under the 2022 Plan. Such awards may include unrestricted shares of our Common Stock, which may be awarded, without limitation (except as provided in the 2022 Plan), as a bonus, in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or upon the attainment of performance goals or otherwise, or rights to acquire shares of our Common Stock from us.

New Plan Benefits

The amount of future grants under the 2022 Plan is not determinable, as awards under the 2022 Plan will be granted at the sole discretion of the administrator. We cannot determinate at this time either the persons who will receive awards under the 2022 Plan or the amount or types of such any such awards.

Transferability

Unless determined otherwise by the administrator, an award may not be sold, pledged, assigned, or transferred in any manner other than by beneficiary designation, will, or by the laws of descent or distribution, including but not limited to any attempted assignment or transfer in connection with the settlement of marital property or other rights incident to a divorce or dissolution, and any such attempted sale, assignment, or transfer shall be of no effect prior to the date an award is vested and settled.

Termination of Service

The administrator is authorized to establish and set forth in each instrument that evidences an option whether the option shall continue to be exercisable, and the terms and conditions of such exercise, after a termination of service (as defined in the 2022 Plan), any of which provisions may be waived or modified by the administrator at any time. If not so established and set forth in the instrument evidencing the option, the option shall be exercisable according to the following terms and conditions, which may be waived or modified by the administrator at any time:

(i)	Any portion of an option that is not vested and exercisable on the date of a participant’s termination of service will expire on such date.

(ii)	Any portion of an option that is vested and exercisable on the date of a participant’s termination of service will expire on the earliest to occur of:

(1)	if the participant’s termination of service occurs for reasons other than cause (as defined in the 2022 Plan), retirement (as defined in the 2022 Plan), disability or death (as defined in the 2022 Plan), the date that is three months after such termination of service;

(2)	if the participant’s termination of service occurs by reason of retirement, disability or death, the one-year anniversary of such termination of service; and

(3)	the option expiration date.

26

Change of Control

In the event of a change of control (as defined in the 2022 Plan), unless the administrator determines otherwise with respect to a particular award in the instrument evidencing the award or in a written employment, services or other agreement between the participant and the Company, and if and to the extent an outstanding award is not converted, assumed, substituted for or replaced by the successor company, then such award will terminate upon effectiveness of the change of control. Prior to the change of control, the administrator may approve accelerated vesting and/or lapse of forfeiture or repurchase restrictions with respect to all or a portion of the unvested portions of such awards, any such determinations to be made by the administrator in its sole discretion. If and to the extent the successor company converts, assumes, substitutes for or replaces an outstanding award, all vesting and/or exercisability restrictions and/or forfeiture and/or repurchase provisions applicable to such award will continue with respect to any shares of the successor company or other consideration that may be received with respect to such ward. Without the consent of any participant, the administrator may dispose of awards that are not vested as of the effective date of such change of control in any manner permitted by applicable laws, including (without limitation) the cancellation of such awards without the payment of any consideration.

U.S. Federal Income Tax Treatment

The following discussion is intended only as a brief summary of the federal income tax rules that are generally relevant to awards as of the date of this prospectus. The laws governing the tax aspects of awards are highly technical and such laws are subject to change.

Non-Qualified Options. With respect to non-qualified options granted to participants under the 2022 Plan, (i) no income is realized by the participant at the time the non-qualified option is granted, (ii) at exercise, (a) ordinary income is realized by the participant in an amount equal to the difference between the option exercise price and the fair market value of our Common Stock on the date of exercise, (b) such amount is treated as compensation and is subject to both income and wage tax withholding, and (c) we may claim a tax deduction for the same amount, and (iii) on disposition of the option shares, any appreciation or depreciation after the date of exercise of the non-qualified option, compared to the disposition price of the option shares will be treated as either short-term or long-term capital gain or loss depending on the holding period.

Incentive Stock Options. With respect to incentive stock options, there is no tax to the participant at the time of the grant. Additionally, if applicable holding period requirements (a minimum of both two years from the grant date and one year from the exercise date) are met, the participant will not recognize taxable income at the time of the exercise. However, the excess of the fair market value of the shares acquired at the time of exercise over the aggregate exercise price is an item of tax preference income, potentially subject to the alternative minimum tax. If shares acquired upon exercise of an incentive stock option are held for the holding period described above, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the option exercise price), upon their disposition, the holding period of the option shares will be treated as a long-term capital gain or loss, and, unlike the treatment for shares issued pursuant to the exercise of a non-qualified option, we will not be entitled to any tax deduction. If the shares acquired on option exercise are disposed of in a “non-qualifying disposition” (i.e., before the holding period requirements had been met), the participant will generally realize ordinary income at the time of the disposition of the option shares in an amount equal to the lesser of (i) the excess of the fair market value of the option shares on the date of exercise of the incentive stock option over the exercise price thereof or (ii) the excess, if any, of the amount realized upon disposition of the option shares over the exercise price of the incentive stock option, and, just as the treatment for shares issued pursuant to the exercise of a non-qualified option, we will be entitled to a corresponding tax deduction. Any amount realized in excess of the value of the shares on the date of exercise will be capital gain. If the amount realized is less than the exercise price, the participant will not recognize ordinary income, and the participant will generally recognize a capital loss equal to the excess of the exercise price of the incentive stock option over the amount realized upon the disposition of the option shares.

27

Other Awards. The current federal income tax consequences of other awards authorized under the 2022 Plan generally follow certain basic patterns. An award of restricted shares of Common Stock results in income recognition by a participant in an amount equal to the fair market value of the shares received at the time the restrictions lapse and the shares then vest, unless the participant elects under Internal Revenue Code Section 83(b) to accelerate income recognition and the taxability of the award to the grant date. Stock unit awards generally result in income recognition by a participant at the time payment of such an award is made in an amount equal to the amount paid in cash or the then-current fair market value of the shares received, as applicable. Stock appreciation right awards result in income recognition by a participant at the time such an award is exercised in an amount equal to the amount paid in cash or the then-current fair market value of the shares received by the participant, as applicable. In each of the foregoing cases, we will generally have a corresponding deduction at the time the participant recognizes ordinary income, subject to Internal Revenue Code Section 162(m) with respect to covered employees.

Section 162(m) of the Internal Revenue Code. Internal Revenue Code Section 162(m) denies a deduction to any publicly-held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to a covered employee exceeds $1,000,000. “Covered employees” generally includes the Chief Executive Officer, the Chief Financial Officer, and the three other most highly compensated executive officers.

Section 409A of the Internal Revenue Code. Awards granted under the 2022 Plan will generally be designed and administered in such a manner that they are either exempt from the application of, or comply with the requirements of, Section 409A of the Internal Revenue Code. Section 409A of the Internal Revenue Code imposes restrictions on nonqualified deferred compensation. Failure to satisfy these rules results in accelerated taxation, an additional tax to the holder in an amount equal to 20% of the deferred amount, and a possible interest charge. Options granted with an exercise price that is not less than the fair market value of the underlying shares on the date of grant will not give rise to “deferred compensation” for this purpose unless they involve additional deferral features.

Other Tax Considerations. This summary is not intended to be a complete explanation of all of the federal income tax consequences of participating in the 2022 Plan. A participant should consult his or her personal tax advisor to determine the particular tax consequences of the 2022 Plan, including the application and effect of foreign state and local taxes and any changes in the tax laws after the date of this prospectus.

Amendment and Termination

The Board may amend, suspend or terminate the 2022 Plan or any portion of the 2022 Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the 2022 Plan. Subject to the terms of the 2022 Plan, the Board may amend the terms of any outstanding award, prospectively or retroactively.

The 2022 Plan has no fixed expiration date. After the 2022 Plan is terminated, no future awards may be granted under the 2022 Plan, but awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the 2022 Plan’s terms and conditions.

Voting Recommendation

The Board unanimously recommends a vote “FOR” Proposal 4.

PROPOSAL 5

RATIFICATION OF THE SELECTION OF OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The Board has approved a change in the Company’s fiscal year end from March 31 to December 31. Accordingly, the Company’s next fiscal year will end on December 31, 2023, resulting in a nine-month transition period from April 1, 2023 to December 31, 2023. As a result, we reported a one-time, nine-month transitional financial statements for the period from April 1, 2023 through December 31, 2023 in March 2024.

28

It is the responsibility of the Audit Committee to select and retain our independent registered public accounting firm. The Audit Committee has appointed Marcum LLP (“Marcum”) as our independent registered public accounting firm to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2024. The Board recommends stockholder ratification of the appointment of Marcum.

Although stockholder ratification of the selection of our independent registered public accounting firm is not required by our Bylaws or applicable law, we are submitting the selection for ratification so our stockholders may participate in this important corporate decision. If not ratified, the Audit Committee will reconsider the selection, although the Audit Committee will not be required to select a different independent registered public accounting firm.

Representatives of Marcum are expected to be present at the Annual Meeting and will have an opportunity to make a statement and respond to questions from stockholders present at the meeting.

Audit Fees and Services

Marcum LLP served as our independent registered public accounting firm for the nine months ended December 31, 2023.

EisnerAmper LLP served as our independent registered public accounting firm for the years ended March 31, 2023, and 2022.

The following is a summary of the fees billed to the Company by our independent registered public accounting firm for professional services rendered for the nine months ended December 31, 2023, and Fiscal Years 2023 and 2022:

	Nine Months Ended	Fiscal Years Ended
Fee Category	December 31, 2023	March 31, 2023	March 31, 2022

Audit Fees	$246,000	$292,000	$189,000
Tax Fees	-	-	-
All Other Fees	-	100,000	1,000

Total Fees	$246,000	$392,000	$190,000

Audit Fees - Consists of fees billed for professional services rendered for the audit of the Singing Machine’s consolidated financial statements, review of the interim consolidated financial statements included in quarterly reports, reviews of registration statements, and services of which approximately $31,000, $292,000 and $189,000 were provided by EisnerAmper, LLP for the nine months December 31, 2023 and fiscal years 2023 and 2022, respectively, and approximately $215,000 were provided by Marcum LLP for the nine months ended December 31, 2023.

All Other Fees - Consists of fees for products and services other than the services reported above including component auditor services provided in connection with the audit of Ault Alliance, our former parent company.

Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures to oversee the external audit process and pre-approves all services provided by our independent registered public accounting firm. All of the above services and fees were reviewed and approved by the Audit Committee, as applicable, before the respective services were rendered.

Required Vote and Recommendation of Board of Directors

The ratification of Marcum LLP as our independent registered public accounting firm is a routine matter for brokers that hold their clients’ shares in “street name.” The affirmative vote of a majority of the shares of our Common Stock, present or represented and voting at the annual meeting, will be required to ratify the appointment of Marcum LLP as our independent registered public accounting firm. Abstentions will have no effect on the outcome of the vote with respect to this proposal. Because this is a routine proposal on which a broker or other nominee is generally empowered to vote, no broker non-votes will likely result from this proposal.

29

OUR BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF MARCUM AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

AUDIT COMMITTEE REPORT

The Audit Committee is responsible for, among other things, reviewing and discussing our audited financial statements with management, discussing with our independent registered public accounting firm information relating to its judgments about the quality of our accounting principles, recommending to our Board that we include the audited financial statements in the Transition Report on Form 10-KT, and overseeing compliance with the SEC requirements for disclosure of our independent registered public accounting firm’s services.

Review of Nine-Month Transition Year Ended December 31, 2023 Consolidated Financial Statements

In connection with its review of our nine-month transition period from April 1, 2023 to December 31, 2023 Consolidated Financial Statements, the Audit Committee has:

1)	reviewed and discussed the audited consolidated financial statements with management;
2)	discussed with Marcum our former independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees; and
3)	received from Marcum, the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board and discussed with Marcum their independence.

Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the nine-month transition period from April 1, 2023 to December 31, 2023 be included in the Company’s Transition Report on Form 10-KT for the nine-month transition period ended December 31, 2023.

By the Audit Committee of the Board of Directors:

Harvey Judkowitz, Chairman

Joseph Kling

Jay Foreman

The Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

30

PROPOSAL 6

TO AUTHORIZE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), THE ISSUANCE OF WARRANTS, SHARES OF OUR COMMON STOCK UNDERLYING THE WARRANTS AND CERTAIN PROVISIONS OF THE WARRANTS, ISSUED IN CONNECTION WITH AN OFFERING AND SALE OF SECURITIES OF THE COMPANY THAT WAS CONSUMMATED ON DECEMBER 6, 2024

Under the terms of that certain Placement Agency Agreement between the Company and Univest Securities LLC dated December 4, 2024 (the “Placement Agreement”) and that certain Securities Purchase Agreement (the “Purchase Agreement”) dated December 4, 2024 entered into between the Company and certain investors, we are required to seek such Warrant Stockholder Approval (the “Warrant Stockholder Approval”) for the issuance of the Series A Warrants (defined below) and Series B Warrants (defined below and collectively with the Series A Warrants, the “Warrants”) issued under the Purchase Agreement and certain other provisions contained in the Warrants to comply with Nasdaq Listing Rule 5635(d). In particular, we are required to and are seeking the approval of the following:

●	The issuance, in accordance with Nasdaq Rule 5635(d), of 20% or more of our Common Stock including the issuance of the Warrants and subject to the terms of the Warrants, any resulting issuance of the shares of Common Stock underlying the Warrants (the “Warrant Shares”) inclusive of the adjustment provisions of the Warrants, described below.
●	The alternative cashless exercise provision contained in Section 2(b) of the Series B Warrant pursuant to which a holder of the Series B Warrant has the right to receive an aggregate number of shares equal to the product of (x) the aggregate number of shares of Common Stock that would be issuable upon a cashless exercise of the Series B Warrant, and (y)1.0.
●	The voluntary reduction, from time to time, of the then current exercise price of the Warrants to any amount and for any time deemed appropriate by the Company’s Board of Directors, pursuant to Section 3(g) of each of the Series A Warrant and the Series B Warrant.
●	To approve the lowering of the Floor Price to $0.03422, representing 20% of the Nasdaq Minimum Price at the date of the Purchase Agreement.
●	To give full effect to the adjustment in the exercise price and number of underlying shares following a Dilutive Issuance (as defined in the Series A Warrants) pursuant to Section 3(i) of the Series A Warrants.
●	The adjustment of the exercise price of the Warrants to equal the lower of (i) the exercise price then in effect and (ii) the greater of (a) the lowest daily volume weighted average price of the shares of Common Stock during the period commencing on the first trading day prior to the Warrant Stockholder Approval Date and ending following the close of trading on the fourth trading day thereafter (the “Reset Period”), and (b) if prior to Warrant Stockholder Approval, a price equal to $0.08555 (50% of the Nasdaq Minimum Price on the date of the Purchase Agreement), or following the Warrant Stockholder Approval Date, a price equal to $0.03422 (20% of the Nasdaq Minimum Price).

Background

On December 4, 2024, the Company entered into the Purchase Agreement in connection with the public offering (the “Offering”) of 4,200,000 shares of its Common Stock, 51,682,352 Pre-Funded Warrants to purchase shares of Common Stock (the “Pre-Funded Warrants”) in lieu of shares of Common Stock, and accompanying Series A Warrants (the “Series A Warrants”) to purchase up to 55,882,352 shares of Common Stock and Series B Warrants (the “Series B Warrants” and together with the Series A Warrants, the “Warrants”) to purchase up to 55,882,352 shares of Common Stock at a combined offering price of $0.17. Each share of Common Stock or Pre-Funded Warrant in lieu thereof was offered together with a Series A Warrant and a Series B Warrant

The Series A Warrants are exercisable at a per share initial exercise price of $0.17 and will expire five (5) years from the date such Series A Warrants become exercisable. The Series B Warrants are exercisable at a per share initial exercise price of $0.34 and will expire two and one-half (2.5) years from the date such Series B Warrant becomes exercisable. The Pre-Funded Warrants are immediately exercisable, have an exercise price of $0.01 per share and may be exercised at any time until all Pre-Funded Warrants are exercised in full. The Series A Warrants and the Series B Warrants will be exercisable only upon receipt of the Warrant Stockholder Approval.

Beginning on the date of the Warrant Stockholder Approval and ending on the fourth trading day after the Warrant Stockholder Approval, the exercise price of the Series A and Series B Warrants will be adjusted to equal the lower of (i) the exercise price then in effect and (ii) the greater of (a) the lowest daily volume weighted average price of the shares of Common Stock during the period commencing on the first trading day prior to the Warrant Stockholder Approval and ending following the close of trading on the fourth trading day thereafter, and (b) if prior to Warrant Stockholder Approval, a price equal to $0.085, or following the Warrant Stockholder Approval, a price equal to $0.034, and the number of shares issuable upon exercise will be increased such that the aggregate exercise price of the Warrants on the issuance date for the Warrant Shares then outstanding shall remain unchanged following such reset.

31

If at the time a holder exercises the Warrants, a registration statement registering the issuance of the Warrant Shares is not then effective or available, in lieu of paying the exercise price in cash, the holder may elect instead to receive upon such exercise (either in whole or in part) the number of shares of Common Stock determined according to a formula set forth in the Warrants

The holders of Series B Warrants may also effect an “alternative cashless exercise” at any time following Warrant Stockholder Approval, pursuant to which the holder has the right to receive an aggregate number of shares equal to the product of (x) the aggregate number of shares of Common Stock that would be issuable upon a cashless exercise of the Series B Warrant and (y) 1.0.

In addition, subject to certain exceptions, the Series A Warrant is subject to reduction to the exercise price upon an issuance of securities by the Company at a price per share that is less than the then exercise price. Any reduction to the exercise prices of the Series A Warrants; provided that such adjustment in the exercise price shall be subject to a floor price as set forth in the Series A Warrant. and resulting increase in the number of shares of Common Stock underlying the Warrants is subject to a floor price as set forth in the Warrants.

The exercise price of the Series A and Series B Warrants is subject to adjustment for stock splits, share dividends, share combinations and similar capital transactions or other such event as further described in the Series A and Series B Warrants.

The Offering was made pursuant to that certain Registration Statement on Form S-1 (File No. 333-283178), as amended, which was originally filed on November 12, 2024, and declared effective by the Securities and Exchange Commission on December 4, 2024.

The closing of the Offering occurred on December 6, 2024. The Company received net proceeds of approximately $8,370,000 from the Offering, after deducting the estimated offering expenses payable by the Company, including the placement agent fees. The Company intends to use the net proceeds from the Offering for working capital and other general corporate purposes and to repay the principal amount of $2,352,941 in outstanding senior secured notes of the Company.

In connection with the Offering, the Company entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with Univest Securities, LLC (the “Placement Agent”), as the exclusive placement agent in connection with the Offering. As compensation to the Placement Agent, the Company paid the Placement Agent a cash fee of 7% and a non-accountable expense allowance of 1.0% of the aggregate gross proceeds raised in the Offering and reimbursed certain expenses of the Placement Agent.

The following summary of certain terms and provisions of the Warrants is not complete and is subject to and qualified in its entirety by the provisions of the forms of Warrant which were filed as exhibits to the Company’s Form 8-K filed with the SEC on December 6, 2024.

Duration and Exercise Price

Each Series A Warrant has an initial exercise price of $0.17 per share and each Series B Warrant has an initial exercise price of $0.34. The exercise price and number of shares of Common Stock issuable upon exercise is subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting our Common Stock and upon any distributions of assets, including cash, stock or other property to our stockholders.

Exercisability

The Series A Warrants and the Series B Warrants are exercisable at any time or times beginning on the first trading day following our notice to the holders that the Warrant Stockholder Approval is received (such notice date, the “Initial Exercise Date”). The Series A Warrants will expire on the five-year anniversary of the Initial Exercise Date and the Series B Warrants will expire on the two- and one-half-year anniversary of the Initial Exercise Date.

32

Each Warrant will be exercisable, at the option of each holder, in whole or in part, by delivering to us a duly executed exercise notice accompanied by payment in full of the exercise price in immediately available funds for the number of shares of our Common Stock purchased upon such exercise (except in the case of a cashless exercise as discussed below). A holder will not have the right to exercise any portion of the Series A Warrants or Series B Warrants if the holder (together with its affiliates) would beneficially own in excess of 4.99% of the number of shares of our Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Series A Warrants and Series B Warrants. However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99%, provided that any increase in such percentage shall not be effective until 61 days following notice from the holder to us.

Cashless Exercise and Alternative Cashless Exercise

If at the time a holder exercises its Warrant, a registration statement registering the issuance of Common Stock underlying the Warrant under the Securities Act is not then effective or available, in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the number of shares of Common Stock determined according to a formula set forth in the Warrants.

In the case of the Series B Warrants, a holder may also effect an “alternative cashless exercise” at any time while the Series B Warrants are outstanding following the Initial Exercise Date. Under the alternate cashless exercise option, the holder of the Series B Warrant, has the right to receive an aggregate number of shares equal to the product of (x) the aggregate number of shares of Common Stock that would be issuable upon a cashless exercise of the Series B Warrant and (y) 1.0.

Company Redemption Option

The Series A Warrants and Series B Warrants are redeemable by the Company in certain circumstances. Subject to certain exceptions, if, (i) the daily volume weighted average trading price of the Common Stock of the Company exceeds $ for 10 consecutive trading days and (ii) the average daily trading volume of the shares of the Common Stock of the Company for such 10-trading day period exceeds $150,000 of shares, then we may upon 30 days’ notice (a “Redemption Notice”), call for redemption or cancellation of all or any portion of the warrants for which a notice of exercise has not yet been delivered for consideration equal to $0.01 per warrant share. Any portion of a warrant subject to such Redemption Notice for which a notice of exercise shall not have been received by the Redemption Date (as hereinafter defined) will be cancelled at 6:30 p.m. (New York City time) on the thirtieth calendar day after the date the Redemption Notice is sent by the Company (such date and time, the “Redemption Date”). Our right to call the warrants shall be exercised ratably among the holders based on each holder’s initial purchase of warrants.

Exercise Price Adjustments

In addition, and subject to certain exemptions, if we sell, enter into an agreement to sell, or grant any option to purchase, or sell, enter into an agreement to sell, or grant any right to reprice (excluding Exempt Issuances, as defined in the Placement Agency Agreement), or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any shares of Common Stock, at an effective price per share less than the exercise price of the Series A Warrants then in effect (a “Dilutive Issuance”), the exercise price of the Series A Warrants will be reduced to the lower of such price or the lowest VWAP during the five consecutive trading days immediately following such Dilutive Issuance or announcement thereof (subject to a floor price of $0.08555 prior to the Warrant Stockholder Approval date and a floor price of $0.03422 beginning on the Warrant Stockholder Approval date), and the number of shares issuable upon exercise will be proportionately adjusted such that the aggregate exercise price of the Warrants will remain unchanged.

Beginning on the date of the Warrant Stockholder Approval and ending on the fourth trading day after Warrant Stockholder Approval (the “Reset Date”), the exercise price of the Series A and Series B Warrants will be adjusted to equal the lower of (i) the exercise price then in effect and (ii) the greater of (a) the lowest daily volume weighted average price of the shares of Common Stock during the period commencing on the first trading day prior to the Warrant Stockholder Approval and ending following the close of trading on the fourth trading day thereafter (the “Reset Period”), and (b) if prior to Warrant Stockholder Approval, a price equal to $0.08555 (50% of the Nasdaq Minimum Price on the date of the offering), or following the date of the Warrant Stockholder Approval, a price equal to $0.03422 (20% of the Nasdaq Minimum Price) and the number of shares issuable upon exercise will be increased such that the aggregate exercise price of the Warrants on the issuance date for the shares of Common Stock underlying the Warrants then outstanding, shall remain unchanged after such reset.

33

The exercise price and the number of shares issuable upon exercise of the Warrants is subject to appropriate adjustment in the event of stock splits, stock dividends, recapitalizations, reorganizations, schemes, arrangements or similar events affecting our Common Stock.

Fundamental Transactions

In the event we consummate a merger or consolidation with or into another person or other reorganization event in which our Common Stock is converted or exchanged for securities, cash or other property, or we sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of our assets or we or another person acquire 50% or more of our outstanding shares of Common Stock, then following such event, the holders of the Warrants will be entitled to receive upon exercise of the Warrants the same kind and amount of securities, cash or property which the holders would have received had they exercised the Warrants immediately prior to such fundamental transaction. Any successor to us or surviving entity shall assume the obligations under the Warrants. Additionally, as more fully described in the Warrants, in the event of certain fundamental transactions, the holders of the Warrants will be entitled to receive consideration in an amount equal to the Black Scholes value of such Warrants on the date of consummation of such transaction.

Transferability

Subject to applicable laws, a Warrant may be transferred at the option of the holder upon surrender of the Warrant to us together with the appropriate instruments of transfer.

Exchange Listing

There is no established trading market for the Warrants. In addition, we do not intend to apply for the listing of the Warrants on any national securities exchange. Without an active trading market, the liquidity of the Warrants will be limited.

Right as a Stockholder

Except as otherwise provided in the Warrants or by virtue of such holder’s ownership of shares of our Common Stock, the holders of the Warrants do not have the rights or privileges of holders of our Common Stock, including any voting rights, until they exercise their Warrants.

Waivers and Adjustments

Subject to certain exceptions, any terms of the Warrants may be amended or waived with our written consent and the written consent of the holder.

Purpose of the Warrant Stockholder Approval

Since the exercise price of the Series A Warrant is, and the exercise price of the Series B Warrant may be adjusted to a price that is less than 50% of the Nasdaq “Minimum Price,” the Offering may be categorized as a private placement instead of a public offering. As a result, since the total number of shares in the Offering, including the potential issuance of the Warrant Shares, is deemed a “20% Issuance,” the Company is required to obtain the approval of its stockholders in connection with the Offering in order to comply with Nasdaq Listing Rule 5635(d). “Minimum Price” means the lower of the closing price immediately preceding the signing of the Purchase Agreement or the average closing price for the five trading days immediately preceding such date, plus the value of the Warrants issued in the Offering. A “20% Issuance” is a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock) which, alone or together with sales by officers, directors or substantial stockholders of the Company, equals 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance.

34

In order to comply with Nasdaq Listing Rule 5635(d) and permit the holders to exercise the Warrants, the stockholders of the Company need to approve the issuance of the Warrants and the Warrant Shares issuable upon exercise of the Warrants together with the additional shares of our Common Stock that may become issuable upon adjustments provided for under the Warrants and the provisions of the Warrants indicated above. Until the Company obtains the Warrant Stockholder Approval in order to comply with Nasdaq Listing Rule 5635(d), the Warrants are not exercisable.

Potential Adverse Effects of the Approval of the Warrant Stockholder Approval Provisions

Following approval by the stockholders of this proposal, existing stockholders will suffer dilution in their ownership interests in the future as a result of the potential issuance of shares of Common Stock upon exercise of the Warrants. Assuming the full exercise of the Warrants at the floor price of $0.03422, and assuming the Series A Warrants are exercised on an alternative cashless exercise basis, an aggregate of approximately 888,728,642 additional shares of Common Stock will be outstanding and the ownership interest of our existing stockholders would be correspondingly reduced.

The number of shares of Common Stock described above does not give effect to potential additional shares underlying the Warrants that may be issuable after effectiveness of the Warrant Stockholder Approval upon the adjustments of the exercise price of the Warrants pursuant to their terms. The sale into the public market of these shares also could materially and adversely affect the market price of our Common Stock.

Interest of Certain Persons in Matters to Be Acted Upon

No director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal that is not shared by all of our other stockholders,

Vote required

This Proposal No. 6 will be approved if a majority of the votes cast vote “FOR” this proposal. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of Proposal No. 6.

OUR BOARD RECOMMENDS A VOTE “FOR” APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), THE ISSUANCE OF WARRANTS, SHARES OF OUR COMMON STOCK UNDERLYING THE WARRANTS AND CERTAIN PROVISIONS OF THE WARRANTS, ISSUED IN CONNECTION WITH AN OFFERING AND SALE OF SECURITIES OF THE COMPANY THAT WAS CONSUMMATED ON DECEMBER 6, 2024

PROXIES WILL BE VOTED “FOR” APPROVAL, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D), OF THE ISSUANCE OF THE WARRANTS TO PURCHASE COMMON STOCK IN CONNECTION WITH AN OFFERING AND SALE OF SECURITIES OF THE COMPANY THAT WAS CONSUMMATED ON DECEMBER 6, 2024, UNLESS OTHERWISE SPECIFIED.

35

PROPOSAL 7

TO APPROVE ONE OR MORE ADJOURNMENTS OF THE ANNUAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE REVERSE STOCK SPLIT PROPOSAL, THE AUTHORIZED SHARE INCREASE PROPOSAL, THE 2022 PLAN AMENDMENT PROPOSAL OR THE ISSUANCE PROPOSAL IF THERE ARE NOT SUFFICIENT VOTES AT THE ANNUAL MEETING TO APPROVE AND ADOPT THE REVERSE STOCK SPLIT PROPOSAL, THE AUTHORIZED SHARE INCREASE PROPOSAL, THE 2022 PLAN AMENDMENT PROPOSAL OR THE ISSUANCE PROPOSAL

General

In addition to the Reverse Stock Split Proposal, the Authorized Share Increase Proposal, the 2022 Plan Amendment Proposal, and the Issuance Proposal, our stockholders are also being asked to approve one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the Reverse Stock Split Proposal, the Authorized Share Increase Proposal, the 2022 Plan Amendment Proposal, and the Issuance Proposal, if there are insufficient votes at the time of such adjournment to approve and adopt any or all of the Reverse Stock Split Proposal, the Authorized Share Increase Proposal, the 2022 Plan Amendment Proposal, and the Issuance Proposal (the “Adjournment Proposal”). If the Adjournment Proposal is approved, the Annual Meeting could be successively adjourned to another date. In addition, the Board could postpone the Annual Meeting before it commences, whether for the purpose of soliciting additional proxies or for other reasons. If the Annual Meeting is adjourned for the purpose of soliciting additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their exercise at the adjourned meeting.

Interest of Certain Persons in Matters to Be Acted Upon

No director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal that is not shared by all of our other stockholders.

Vote Required

If a quorum is represented at the Annual Meeting, this Proposal No. 7 will be approved if the number of votes cast “FOR” this proposal exceeds the number of votes cast “AGAINST” this proposal. Abstentions are not considered votes cast and will have no effect on the outcome of Proposal No. 7. Because a bank, broker, dealer or other nominee may generally vote without instructions on this Proposal No. 7, we do not expect any broker non-votes to result for this Proposal No. 7.

If a quorum is not represented at the Annual Meeting, this Proposal No. 7 will be approved if a majority of the voting power of our Common Stock represented or the person presiding at the Annual Meeting approves the proposal. In this case, abstentions and broker non-votes will have the effect of a vote “AGAINST” Proposal No. 7.

OUR BOARD RECOMMENDS A VOTE “FOR” ONE OR MORE ADJOURNMENTS OF THE ANNUAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF Reverse Stock Split Proposal, the Authorized Share Increase Proposal, the 2022 Plan Amendment Proposal, or the Issuance Proposal IF THERE ARE NOT SUFFICIENT VOTES AT THE ANNUAL MEETING TO APPROVE AND ADOPT THE Reverse Stock Split Proposal, the Authorized Share Increase Proposal, the 2022 Plan Amendment Proposal, or the Issuance Proposal.

PROXIES WILL BE VOTED “FOR” ONE OR MORE ADJOURNMENTS OF THE ANNUAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE Reverse Stock Split Proposal, the Authorized Share Increase Proposal, the 2022 Plan Amendment Proposal, or the Issuance Proposal IF THERE ARE NOT SUFFICIENT VOTES AT THE ANNUAL MEETING TO APPROVE AND ADOPT THE Reverse Stock Split Proposal, the Authorized Share Increase Proposal, the 2022 Plan Amendment Proposal, or the Issuance Proposal, UNLESS OTHERWISE SPECIFIED.

36

MANAGEMENT

As of December 5, 2024, the Company’s named executive officers are as follows:

		Officer/Director
Name	Age	Since	Position or Office
Gary Atkinson	43	2012/2021	Chief Executive Officer and Director
Bernardo Melo	48	2022	Chief Revenue Officer and Director
Richard Perez	55	2012	Chief Financial Officer

Gary Atkinson. For biographical information on Mr. Atkinson, please see Proposal 1, “Election of Directors.”

Bernardo Melo. For biographical information on Mr. Melo, please see Proposal 1, “Election of Directors.”

Richard Perez joined the Company in May of 2023 as Corporate Controller and was appointed as Chief Financial Officer on January 3, 2024. For the past 28 years Mr. Perez has worked in accounting and operations in various industries, all while achieving positions of increased responsibility. Culminating with Controller, Director of Accounting, Director of Finance and Chief Financial Officer positions. Mr. Perez previously served as director of accounting for Spring Footwear from September 2022 through March 2023 and prior to Spring Footwear, he served as the chief financial officer of True Grade, LLC from June 2020 through August 2022. Mr. Perez also has a vast amount of experience in the Food & Beverage industry, having worked in the Specialty Seafood & Meat Group for SYSCO corporation as both a Director of Finance as well as Director of Operations from May 2011 through May 2020. Mr. Perez graduated from Florida Atlantic University with a bachelor’s degree in business administration with a major in accounting.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information regarding the compensation earned by or paid to our named executive officers with respect to the nine months ended December 31, 2023, and the twelve-month periods ended March 31, 2023 and 2022.

Name and Principal Position	Period	Salary	Bonus	Share Based Awards	Other Comp (4)	TOTAL COMP
Gary Atkinson (1)	Nine Months Ended December 31, 2023	$165,385	$-	$-	$4,142	$169,527
Chief Executive Officer	Fiscal Year 2023	$212,673	$30,000	$58,586	$6,192	$307,451
	Fiscal Year 2022	$156,075	$-	$-	$5,339	$161,414
Lionel Marquis (2)	Nine Months Ended December 31, 2023	$161,538	$100,000	$-	$6,462	$268,000
Former Chief Financial Officer	Fiscal Year 2023	$181,694	$240,000	$38,419	$8,111	$468,224
	Fiscal Year 2022	$154,154	$-	$-	$6,484	$160,638
Bernardo Melo (3)	Nine Months Ended December 31, 2023	$165,385	$47,988	$-	$8,535	$221,908
Chief Revenue Officer	Fiscal Year 2023	$213,019	$98,166	$38,419	$12,447	$362,051
	Fiscal Year 2022	$163,004	$146,725	$9,114	$12,389	$331,232

(1)	Mr. Atkinson earned an annual salary of approximately $213,000 for the twelve months ended March 31, 2023, and approximately $156,000 for the twelve months ended March 31, 2022.

(2)	Mr. Marquis earned an annual salary of approximately $182,000 for the twelve months ended March 31, 2023, and approximately $154,000 for the twelve months ended March 31, 2022. Mr. Marquis’ employment agreement expired on December 31, 2023, and is engaged as a consultant to the Company during the transition of the CFO position to Richard Perez. Mr. Marquis also agreed to postpone payment of the remaining amount of $40,000 due upon the change control triggered in 2022 until the Form 10KT has been filed.

(3)	Mr. Melo earned an annual salary of approximately $213,000 for the twelve months ended March 31, 2023, and approximately $163,000 for the twelve months ended March 31, 2022.

(4)	Other compensation consisted of our 401(k)-match benefit.

37

Outstanding Option and Stock Awards on December 31, 2023

The following table sets forth information with respect to outstanding grants of options to purchase our Common Stock under stock option awards issued with Board of Directors approval to the named executive officers as of December 31, 2023:

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Gary Atkinson, CEO - Other stock option awards	1,667	-	N/A	7.20	3/31/2026	N/A	N/A	N/A	N/A
- Other stock option awards	3,333	-	N/A	14.10	5/3/2027	N/A	N/A	N/A	N/A
- Other stock option awards	13,334	-	N/A	4.00	5/24/2032	N/A	N/A	N/A	N/A
- Other stock option awards	1,667	-	N/A	8.65	8/16/2032	N/A	N/A	N/A	N/A

Lionel Marquis, CFO - Other stock option awards	500	-	N/A	7.20	3/31/2026	N/A	N/A	N/A	N/A
- Other stock option awards	1,667	-	N/A	14.10	5/3/2027	N/A	N/A	N/A	N/A
- Other stock option awards	10,000	-	N/A	4.00	5/24/2032	N/A	N/A	N/A	N/A
- Other stock option awards	1,000	-	N/A	8.65	8/16/2032	N/A	N/A	N/A	N/A
Bernardo Melo, Chief Revenue Officer - Other stock option awards	833	-	N/A	5.10	6/30/2025	N/A	N/A	N/A	N/A
- Other stock option awards	3,333	-	N/A	9.60	8/10/2026	N/A	N/A	N/A	N/A
- Other stock option awards	6,667	-	N/A	14.10	5/3/2027	N/A	N/A	N/A	N/A
- Other stock option awards	1,667	-	N/A	6.60	12/25/2031	N/A	N/A	N/A	N/A
- Other stock option awards	10,000	-	N/A	4.00	5/24/2032	N/A	N/A	N/A	N/A
- Other stock option awards	1,000	-	N/A	8.65	8/16/2032	N/A	N/A	N/A	N/A

38

Employment Agreements

Effective April 22, 2022, we entered into employment agreements with each of our Chief Executive Officer and Chief Revenue Officer (the “Employment Agreements”). Effective December 28, 2022, we entered into an employment agreement with our former Chief Financial Officer that expired on December 31, 2023.

The employment agreements for Messrs. Atkinson and Melo are for a term of three years with automatic renewals for successive one-year terms, unless either party provides notice of its intention not to extend. Mr. Marquis’s employment agreement terminated on the close of business on December 31, 2023.

Pursuant to the Employment Agreements, as compensation for their service as executives of the Company, the executives will receive: (1) a base salary per annum (the “Base Salary”), set forth below and commensurate benefits, as described in the Employment Agreement; (2) eligibility, subject to their continued employment with the Company, to earn an annual bonus (the “Annual Bonus”); (3) eligibility, also subject to their continued employment with the Company, to participate in the Company’s 2023 Equity Incentive Plan, or any successor plan, subject to the terms of such plan; and (4) entitlement, also subject to the executives’ continued employment with the Company, to reimbursement for all reasonable and necessary out-of-pocket business, entertainment, and travel expenses incurred by them in connection with the performance of their duties for the Company and the Company’s expense reimbursement policies and procedures.

The executives’ base salaries are as follows:

●	Gary Atkinson: $215,000, with an automatic increase to $225,000 on the first anniversary of the Employment Agreement.

●	Lionel Marquis: $210,000, retired on December 31, 2023. On January 1, 2024, Richard Perez assumed the role of Chief Financial Officer, with an at will employment arrangement, and a base salary of $160,000.

●	Bernardo Melo: $215,000 with an automatic increase to $225,000 on the first anniversary of the Employment Agreement.

In addition to the payment of accrued amounts due to the executives, the Employment Agreements for Messrs. Atkinson and Melo each provide for the payment of severance to the Executives in a lump sum payment equal to two times the sum of the executive’s base salary and annual bonus for the year in which the termination occurs, in the event of the termination of the Agreement by the Company without Cause (as defined in the Employment Agreement), or upon the Company’s election not to renew the Employment Agreement or by the executive for Good Reason (as defined in the Employment Agreement). The Employment Agreements provide for payments to the executive of certain amounts in the event of the executive’s death or disability (as defined in the Employment Agreement).

In the event Messrs. Atkinson’s or Melo’s employment is terminated by the executive for Good Reason (as defined in the Employment Agreement) on account of its failure to renew the Employment Agreement or without Cause (as defined in the Employment Agreement”) within twelve months of a Change in Control (as defined in the Employment Agreement), the executive shall be entitled to receive a lump sum payment equal to two times the base salary and annual bonus for the year in which the termination takes place.

Payment of severance under the Employment Agreement is conditioned upon Messrs. Atkinson’s and Melo’s execution of a release in favor of the Company.

The Employment Agreements superseded the change of control agreements previously entered into by the Company in January 2014 with each of its three executive officers.

Pursuant to the change of control agreement (“CIC Agreement”) entered into by the Company in January 2014 and subsequent to the change in control of the Company that occurred in August 2022, Mr. Marquis’ employment agreement included acknowledgement by the Company that he was entitled to receive bonus cash compensation of $400,000. This bonus was paid in accordance with the section in his Employment Agreement pertaining to the Change in Control Compensation even if terminated by the Company for any reason. Payments were made as follows:

(a) $200,000 on December 31, 2022;

(b) $100,000 on April 30, 2023; and

(c) $100,000 on December 31, 2023.

Executive Bonus Plan

On April 22, 2022, our Board of Directors approved a Bonus Plan (the “Bonus Plan”) for our executive officers.

The Bonus Plan offers a cash bonus, stock options, and stock grants to the executives based on the Company’s EBITDA at its fiscal year end. The value of the cash bonus and number of stock options and grants increases based on the Company’s percentage of net sales. The Bonus Plan also provides for a one-time option grant to the executives upon the successful listing of the Company’s shares of Common Stock on the Nasdaq Stock Market, LLC.

39

Director Compensation

The following table sets forth with respect to the named director, compensation information inclusive of equity awards and payments made during the nine months ended December 31, 2023.

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards (2)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Harvey Judkowitz	$19,500	$-	$-	$-	$-	$-	$19,500

Joseph Kling	$19,500	$-	$-	$-	$-	$-	$19,500

Jay Foreman	$19,500	$-	$-	$-	$-	$-	$19,500

Mathieu Peloquin	$17,500	$-	$-	$-	$-	$-	$17,500

James Turner (3)	$17,000	$-	$-	$-	$-	$-	$17,000

Kenneth Cragun (3)	$19,000	$-	$-	$-	$-	$-	$19,000

Henry Nisser (3)	$16,000	$-	$-	$-	$-	$-	$16,000

Refer to Note 4 “Stock Based Compensation” in the Notes to the Consolidated Financial Statements included in the Company’s Transition Report on Form 10-KT for the relevant assumptions used to determine the valuation of our option awards.

(1) As of March 31, 2023, the aggregate number of stock awards held by Messrs. Judkowitz, Kling and Foreman is 12,295 and 1,140, respectively. The aggregate stock awards held by both Messrs. Foreman and Peloquin is 617.

(2) As of March 31, 2023, the aggregate number of Company stock options held by Messrs. Judkowitz, Kling and Foreman is 5,669, 4,335, and 1,667, respectively and Messrs. Peloquin, Turner and Cragun is 1,667, 667 and 667, respectively.

(3) On September 5, 2024, Messrs. Turner, Cragun and Nisser resigned from the board of directors.

During the nine months ended December 31, 2023, our compensation package for our non-employee directors consisted of cash payments and reimbursement of costs and expenses associated with attending our board meetings.

We compensate our directors as follows:

●	An initial grant of 667 stock options with an exercise price determined as the closing price on the day of joining the board. The options vest in one year and expire in ten years while they are board members or the lesser of five years or remaining life of the stock option once they are no longer board members.

●	An annual cash payment of $15,000 for each completed full year of service or prorated for a partial year.

●	An annual stock grant of stock equivalent in value to $5,000 for each completed full year of service or prorated for a partial year. The stock price at grant will be determined at the closing price on the day of the annual stockholder meeting.

●	An annual grant of 1,000 stock options with an exercise price determined as the closing price on the day of the annual stockholder meeting. If the annual meeting is held less than 6 months after the board member first joined the board he or she will not receive another option grant.

●	A $1,000 fee for each board meeting and annual meeting attended. Committee meetings and telephone board meetings will be compensated for with a $500 fee.

●	All expenses are reimbursed for attending board, committee and annual meetings or when their presence at a location away from home is requested.

Board members Gary Atkinson and Bernardo Mello have agreed not to receive any compensation for their services as a board member.

Equity Incentive Plan

On April 12, 2022, the Company’s Board of Directors approved The Singing Machine Company, Inc. 2022 Equity Incentive Plan, (the”2022 Plan”). The 2022 Plan provides for the issuance of equity incentive awards, such as stock options, stock appreciation rights, stock awards, restricted stock, stock units, performance awards and other stock or cash-based awards collectively, the “Awards.” Awards may be granted under the 2022 Plan to the Company’s employees, officers, directors, consultants, agents, advisors, and independent contractors.

40

The maximum number of shares of Common Stock initially available for issuance under the 2022 Plan was 233,333 shares of Common Stock and thereafter an annual increase shall be added as of the first day of the Company’s fiscal year beginning in 2023, equal to the least of (i) 5% of the outstanding Common Stock on a fully diluted basis as of the end of the Company’s immediately preceding fiscal year, (ii) 33,334 shares, and (iii) a lesser amount as determined by the Company’s Board of Directors.

The shares of Common Stock subject to stock awards granted under the 2022 Plan that lapse, terminate, expire prior to exercise, are canceled or are forfeited, shall again become available for issuance under the 2022 Plan.

The 2022 Plan authorized an aggregate of 300,001 shares of the Company’s Common Stock available to the Company’s employees, officers, directors, consultants, agents, advisors and independent contractors. As of September 30, 2024, the Company had granted 166,296 shares of Common Stock and 70,252 Common Stock options under the 2022 Plan of which 70,252 stock options were vested leaving 63,453 shares available for issue.

401(k) Plan

Effective January 1, 2001, we adopted a voluntary 401(k) plan. All employees with at least one year of service are eligible to participate in our 401(k) plan. We make a matching contribution of 100% of salary deferral contributions up to 3% of pay, plus 50% of salary deferral contributions from 3% to 5% of pay for each payroll period. The amounts charged to earnings for contributions to this plan and administrative costs during the nine month transition period ended December 31, 2023, and year ended 2022 totaled approximately $46,000 and $58,000, respectively. The amounts charged to earnings for contributions to this plan and administrative costs during the years ended March 31, 2023 and 2022 totaled approximately $74,000 and $70,000, respectively.

Securities Authorized For Issuance Under Equity Compensation Plans

On April 12, 2022, our Board of Directors approved the 2022 Plan. The 2022 Plan provides for the issuance of equity incentive awards, such as stock options, stock appreciation rights, stock awards, restricted stock, stock units, performance awards and other stock or cash-based awards collectively, the “Awards.” Awards may be granted under the 2022 Plan to the Company’s employees, officers, directors, consultants, agents, advisors and independent contractors.

The maximum number of shares of Common Stock initially available for issuance under the 2022 Plan is 233,333 shares of Common Stock and thereafter an annual increase shall be added as of the first day of the Company’s fiscal year beginning in 2023, equal to the least of (i) 5% of the outstanding Common Stock on a fully diluted basis as of the end of the Company’s immediately preceding fiscal year, (ii) 333,334 shares, and (iii) a lesser amount as determined by the Board of Directors. The shares of Common Stock subject to stock awards granted under the 2022 Plan that lapse, terminate, expire prior to exercise, are canceled or are forfeited, shall again become available for issuance under the 2022 Plan. Effective April 1, 2023, there were 33,334 additional shares that were allotted to the 2022 Plan based on the annual plan increase. As of the date of filing of our Transition Report, the total shares available for issuance under the 2022 Plan are 165,469.

The following table summarizes our equity compensation plan information as of December 31, 2023:

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted -average exercise price of outstanding option, warrants and rights	Number of securities remaining available for future issuance under equity compensation Plans
Equity compensation plans approved by security holders	76,752	$6.31	165,469
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	76,752	$6.31	165,469

41

PAY VERSUS PERFORMANCE

Pay vs. Performance

The following table sets forth compensation information for our chief executive officer, referred to below as our CEO, and our other named executive officers, or NEOs, for purposes of comparing their compensation to the value of our stockholders’ investments and our net income, calculated in accordance with SEC regulations, for the nine months ended December 31, 2023, and the twelve-month periods ended March 31, 2023 and 2022.

Year	Summary Compensation Table Total for CEO(1)	Compensation Actually Paid to CEO(2)	Average Summary Compensation Table Total for Non-CEO NEOs(3)	Average Compensation Actually Paid to Non-CEO NEOs(4)	Value of Initial Fixed $100 Investment Based On Total Stockholder Return(5)	Net Income (Loss)
Nine Months Ended December 31, 2023	$169,527	250,069	$244,954	$256,856	$63.52	$(6,398,000)
Fiscal Year 2023	$307,451	263,866	$415,138	$388,476	$12.68	$(4,638,462)
Fiscal Year 2022	$161,414	161,414	$245,935	$243,829	$34.15	$230,471

(1)	The dollar amounts reported are the amounts of total compensation reported for our CEO, Gary Atkinson, in the Summary Compensation Table for fiscal years 2023 and 2022.
(2)	The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts reported are the amounts of total compensation reported for Mr. Atkinson during the applicable year, but also include (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, and (iii) value of equity awards issued and vested during the reported fiscal year. See Table below for further information.
(3)	The dollar amounts reported are the average of the total compensation reported for our NEOs, other than our CEO, in the Summary Compensation Table for fiscal years 2023 and 2022.
(4)	The dollar amounts reported represent the average amount of “compensation actually paid”, as computed in accordance with SEC rules, for our NEOs, other than our CEO. The dollar amounts reported are the average of the total compensation reported for our NEOs, other than our CEO in the Summary Compensation Table for fiscal years 2023 and 2022, but also include (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, and (iii) value of equity awards issued and vested during the reported fiscal year.
(5)	Reflects the cumulative stockholder return over the relevant fiscal year, computed in accordance with SEC rules, assuming an investment of $100 in our common shares at a price per share equal to the closing price of our Common Stock on the last trading day before the commencement of the earliest applicable fiscal year (March 31, 2021) and the measurement end point of the closing price of our Common Stock on the last trading day in the applicable fiscal year. For 2023, the closing price of our Common Stock on March 31, 2022 was $4.20 and the closing price of our Common Stock on March 31, 2023 was $1.56. For 2022, the closing price of our Common Stock on March 31, 2021 was $12.30 and the closing price of our Common Stock on March 31, 2022 was $4.20.

42

To calculate the amounts in the “Compensation Actually Paid to CEO” column in the table above, the following amounts were deducted from and added to (as applicable) our CEO’s “Total” compensation as reported in the Summary Compensation Table:

Name and Principal Position	Year	Summary Compensation Table Total for CEO	Reported Value of Equity Awards for CEO(1)	Fair Value as of Year End for Unvested Awards Granted During the Year	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value of Awards Granted and Vested During the Year	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year	Compensation Actually Paid to CEO
Gary Atkinson	Nine Months Ended December 31, 2023	$169,527	$-	$-	$-	$112,042	$(31,500)	$250,069
Chief Executive Officer	Fiscal Year 2023	$307,451	$58,586	$15,001	$-	$-	$-	$263,866
	Fiscal Year 2022	$161,414	$-	$-	$-	$-	$-	$161,414

(1)	Represents the grant date fair value of the equity awards to our CEO, as reported in the Summary Compensation Table

To calculate the amounts in the “Compensation Actually Paid to Non-CEO NEOs” column in the table above, the following amounts were deducted from and added to (as applicable) the average “Total” compensation of our Non-CEO NEOs as reported in the Summary Compensation Table:

Name and Principal Position	Year	Summary Compensation Table Total for Non-CEO NEOs	Reported Value of Equity Awards for Non-CEO NEOs(1)	Fair Value as of Year End for Unvested Awards Granted During the Year	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value of Awards Granted and Vested During the Year	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year	Compensation Actually Paid to Non-CEO NEOs
Lionel Marquis Chief Financial Officer	Nine Months Ended December 31, 2023	$268,000	$-	$-	$-	$48,650	$(20,998)	$295,652
	Fiscal Year 2023	$468,224	$38,419	$20,400	$-	$-	$-	$450,205
	Fiscal Year 2022	$160,638	$-	$-	$-	$-	$-	$160,638

Bernardo Melo Chief Revenue Officer	Nine Months Ended December 31, 2023	$221,908	$-	$-	$-	$48,650	$(52,498)	$218,060
	Fiscal Year 2023	$362,051	$38,419	$1,680	$-	$-	$1,434	$326,746 (2)
	Fiscal Year 2022	$331,232	$9,114	$4,901	$-	$-	$-	$327,019 (2)

(1)	Represents the grant date fair value of the equity awards to our Non-CEO NEOs, as reported in the Summary Compensation Table
(2)	Compensation Actually Paid to Bernardo Melo for 2023 and 2022 includes adjustments for accrued bonuses of $7,816 and $4,652, respectively, that was reported as compensation but not paid.

Relationship between Pay and Performance

Our “total stockholder return,” as set forth in the above table, decreased by 36.48% during the nine-month period ended December 31, 2023, compared to (a) an increase in “compensation actually paid” to our CEO from $161,414 in 2022 to $250,069 in the nine-month period ended December 31, 2023, and (b) an increase in average “compensation actually paid” to our non-CEO NEOs from $243,829 in 2022 to $256,856 in the same period. In addition, our net income decreased significantly, shifting from net income of $230,471 in 2022 to a net loss of $(6,398,000) for the nine-month period ended December 31, 2023, compared to the aforementioned changes in “compensation actually paid” to our CEO and non-CEO NEOs.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of November 15, 2024, certain information with respect to the beneficial ownership of our voting stock by (i) each of our directors and executive officers, (ii) our directors and executive officers as a group, and (iii) each stockholder known by us to be the beneficial owner of more than 5% of the outstanding shares of our outstanding Common Stock.

43

We have determined beneficial ownership in accordance with the rules of the SEC, which generally includes voting or investment power over securities. Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe, based on the information furnished to us, that each stockholder identified in the table possesses sole voting and investment power over all shares of Common Stock shown as beneficially owned by the stockholder. Shares of Common Stock issuable upon conversion of convertible notes, exercise of options or warrants, or settlement of restricted stock units, or that may become issuable within 60 days of November 15, 2024, are considered outstanding and beneficially owned by the person holding the convertible notes, options, warrants or restricted stock units for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Name of Beneficial Owner	Common Stock Beneficially Owned	Percentage of Beneficial Ownership Prior to this Offering
Directors and Officers:
Gary Atkinson, Chief Executive Officer and Director (1)	45,854	*
Bernardo Melo, Chief Revenue Officer and Director (1)	54,136	*
Richard Perez, Chief Financial Officer	-	*
Harvey Judkowitz, Director (1)	39,414	*
Joseph Kling, Director (1)	24,918	*
Mathieu Peloquin, Director (1)	21,152	*
Jay Foreman, Director (1) (3)	1,153,303	8.1%

All Executive Officers and Directors as a Group (7 persons)		9.4%

Beneficial owners of more than 5%:	1,338,777
Stingray Group Inc. (2)	1,643,347	11.5%
Regalia Ventures (3)	1,098,901	7.7%

* Represents less than 1%

(1)	Includes as to the person indicated, the following outstanding stock options to purchase shares of the Company’s Common Stock issued under 2022 Plan and other stock option awards, which will be vested and exercisable within 60 days of the record date: 20,001 options held by Gary Atkinson, 23,502 options held by Bernardo Melo, 5,667 options held by Harvey Judkowitz, 4,333 options held by Joseph Kling, and 1,667 options held by both Mathieu Peloquin and Jay Foreman.
(2)	Eric Boyko indirectly controls approximately 57.5% of the combined voting power of Stingray’s outstanding shares. As a result, Eric Boyko may be deemed to share beneficial ownership of the shares of Common Stock and the Stingray Warrants held by Stingray. The address of Stingray Group Inc. is 730 Wellington Street, Montréal, Québec H3C 1T4. The security holder may not exercise the warrants to the extent such exercise would cause the security holder, together with its affiliates, to beneficially own a number of shares of Common Stock which would exceed 4.99% of our then outstanding Common Stock following such exercise, excluding for purposes of such determination shares of Common Stock issuable upon exercise of such securities which have not been so exercised.
(3)	Based upon the Form 4 filed with the Securities and Exchange Commission on August 12, 2024 by Mr. Foreman, which reflects that the shares are owned by Regalia Ventures, LLC (“Regalia”). Mr. Foreman, the Managing Member of Regalia, is deemed to have voting and dispositive power with respect to the securities held by Regalia. The address of Regalia is 301 Yamato Road, Suite 4200, Boca Raton, FL 33431.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as set forth below and compensation arrangements, including employment, and indemnification arrangements, discussed, there have been no transactions since the beginning of our last fiscal year, in which the amount involved in the transaction exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets as at the year-end for the last two completed fiscal years, and to which any of our directors, executive officers or beneficial holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

44

Financing

On November 20, 2023, the Company entered into a stock purchase agreement (the “Purchase Agreement”) with Stingray Group, Inc. and Regalia Ventures, LLC pursuant to which the Company sold an aggregate of 2,197,802 shares of its Common Stock at a price of $0.91 per share, representing a 3% premium to the closing price of the Company’s Common Stock on November 17, 2023, for gross proceeds of $2,000,000. One of the Purchasers, Regalia Ventures LLC, is an entity wholly owned by Jay Foreman, one of the Company’s directors. Mathieu Peloquin, one of the Company’s directors is an officer of the other Purchaser, Stingray Group, Inc. Stingray is a stockholder of the Company and an entity with which the Company has a music subscription sharing agreement with.

On November 1, 2024, the Company entered into a Stock Repurchase Agreement (the “Repurchase Agreement”) with Regalia Ventures LLC, a Delaware limited liability company (the “Seller”), pursuant to which the Company agreed to repurchase from the Seller an aggregate of 1,098,901 issued and outstanding shares of Common Stock of the Company (the “Shares”).

Pursuant to the terms of the Repurchase Agreement, the Company has agreed to repurchase from the Seller, and the Seller has agreed to sell, assign and transfer to the Company, all of the Seller’s right, title and interest in and to the Shares, at a price per Share equal to the higher of: (1) the closing price of the Common Stock on the last trading day immediately preceding the date of the Repurchase Agreement; or (2) the highest volume weighted average price (VWAP) of the Common Stock during a pricing period of ten (10) consecutive trading days prior to the date of the Repurchase Agreement per share (the “Purchase Price”), and the Company shall issue to the Seller a promissory note in the principal amount equal to the Purchase Price, substantially in the form attached to the Repurchase Agreement as Exhibit A (the “Note”), and subject to terms and conditions therein.

The obligations of each of the Company and the Seller to consummate the closing are conditioned upon the (i) issuance by the Company to the Seller the Note evidencing the Purchase Price and (ii) the Seller’s delivery to the Company of executed stock power with a medallion signature guarantee. As of the date hereof, the transaction contemplated by the Repurchase Agreement has not yet closed.

Due To/From Related Parties

The Company has a music subscription sharing agreement with Stingray. For the transition year ended December 31, 2023, and 2022, the Company received music subscription revenue of approximately $600,000 and $500,000, respectively. For the three months ended September 30, 2024, and 2023, the amounts earned from the subscription agreement were approximately $218,000 and $156,000, respectively. For the nine months ended September 30, 2024, and 2023, the amounts earned from the subscription agreement were approximately $567,000 and $550,000, respectively. These amounts were included as a component of net sales in the accompanying condensed consolidated statements of operations. On September 30, 2024, the Company had approximately $269,000 due to Stingray.

Review, Approval or Ratification of Transactions with Related Persons

We believe that the terms of all of the above transactions are commercially reasonable and no less favorable to us than we could have obtained from an unaffiliated third party. Our audit committee is charged with the responsibility to review, approve and oversee any transaction between the Company and any related party and to develop policies and procedures for the Committee’s approval of related party transactions. While we do not maintain a written policy with respect to related party transactions, our audit committee and board of directors routinely reviews potential transactions with those parties we have identified as related parties prior to the consummation of the transaction. Each transaction is reviewed to determine that a related party transaction is entered into by us with the related party pursuant to normal competitive negotiation and on terms no more favorable than with an unrelated third party. We also generally require, unless permitted by law, that all related parties recuse themselves from negotiating and voting on behalf of the Company in connection with related party transactions.

TRANSITION REPORT ON FORM 10-KT

The Transition Report for the nine-month transition period from April 1, 2023 to December 31, 2023 is enclosed with this Proxy Statement. Copies of our proxy materials, including this Proxy Statement and the Transition Report are available online at www.proxyvote.com. The Transition Report, however, is not part of this proxy solicitation material.

45

Any person who was our stockholder on the Record Date (including any beneficial owner of shares) may request a copy of the Transition Report, and it will be furnished without charge upon receipt of a written request. Requests should be directed to Algorhythm Holdings, Inc., 6301 NW 5th Way, Suite 2900, Fort Lauderdale, FL 33309, Attention: Investor Relations, or by calling Investor Relations at (954) 596-1000. In addition, copies of this Proxy Statement, the Transition Report, and all other documents filed electronically by us, may be reviewed on the SEC’s website at: http://www.sec.gov.

OTHER BUSINESS

As of the date of this Proxy Statement, we are not aware of any other business to be considered or acted upon at the Annual Meeting. In the event any other matters are properly presented at the Annual Meeting, or any postponement or adjournment thereof, the person named as proxy will vote in accordance with his discretion with respect to those matters.

By Order of the Board of Directors,

/s/ Gary Atkinson
Director and Chief Executive Officer

Fort Lauderdale, Florida
December 19, 2024

46

APPENDIX A

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION

OF

ALGORHYTHM HOLDINGS, INC.,

a Delaware Corporation

Algorhythm Holdings, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

FIRST: That the undersigned is the duly elected and acting Chief Executive Officer of the Corporation.

SECOND: That, pursuant to Section 242 of the Delaware General Corporation Law (the “DGCL”), the first paragraph of Article Fourth of the Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

“FOURTH: The total number of shares of all classes of capital stock that the Corporation is authorized to issue is 801,000,000 shares, consisting of (i) 800,000,000 shares of common stock, par value $0.01 per share (the “Common Stock”), and (ii) 1,000,000 shares of preferred stock, par value $1.00 per share (the “Preferred Stock”).”

THIRD: That the foregoing Certificate of Amendment of the Certificate of Incorporation of the Corporation has been duly adopted and approved by the Board of Directors and stockholders of the Corporation in accordance with the applicable provisions of Sections 228 and 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the undersigned hereby further declares and certifies under penalty of perjury that the facts set forth in the foregoing certificate are true and correct to the knowledge of the undersigned, and that this certificate is the act and deed of the undersigned.

Executed on this [  ]th day of [  ], 2024.

By:
Gary Atkinson
Chief Executive Officer

A-1

APPENDIX B

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION

OF

ALGORHYTHM HOLDINGS INC.,

a Delaware Corporation

Algorhythm Holdings, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

FIRST: That the undersigned is the duly elected and acting Chief Executive Officer of the Corporation.

SECOND: That, pursuant to Section 242 of the Delaware General Corporation Law (the “DGCL”), the first paragraph of Article Fourth of the Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

“FOURTH: The total number of shares of all classes of capital stock that the Corporation is authorized to issue is 801,000,000 shares, consisting of (i) 800,000,000 shares of common stock, par value $0.01 per share (the “Common Stock”), and (ii) 1,000,000 shares of preferred stock, par value $1.00 per share (the “Preferred Stock”).”

Upon the filing and effectiveness (the “Effective Time”) pursuant to the General Corporation Law of the State of Delaware of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each [ ] (__) shares of Common Stock either issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”).

No fractional shares shall be issued in connection with the Reverse Stock Split. Instead, holders who would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will be issued an additional fraction of a share of Common Stock to round up to the next whole post-Reverse Stock Split share of Common Stock. Cash will not be paid in lieu of fractional shares.

THIRD: That the foregoing Certificate of Amendment of the Certificate of Incorporation of the Corporation has been duly adopted and approved by the Board of Directors and stockholders of the Corporation in accordance with the applicable provisions of Sections 228 and 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the undersigned hereby further declares and certifies under penalty of perjury that the facts set forth in the foregoing certificate are true and correct to the knowledge of the undersigned, and that this certificate is the act and deed of the undersigned.

Executed on this [  ]th day of [  ], 2024.

By:
Gary Atkinson
Chief Executive Officer

B-1

APPENDIX C

AMENDMENT

TO

2022 EQUITY INCENTIVE PLAN

(Adopted April 12, 2022, and ratified by Stockholders [  ])

Section 4.1 Authorized Number of Shares, shall be amended and restated in its entirety to read as follows:

Subject to adjustment from time to time as provided in Section 15.1, the aggregate maximum number of shares of Common Stock available for issuance under the Plan shall be:

(a)	233,333 shares; plus

(b)	an annual increase to be added as of the first day of the Company’s fiscal year equal to the least of (i) 15% of the outstanding Common Stock on a fully diluted basis as of the end of the Company’s immediately preceding fiscal year, or (ii) a lesser amount determined by the Board; provided, however, that any shares from any such increases in previous years that are not actually issued shall continue to be available for issuance under the Plan subject to adjustment from time to time as provided in Section 15.1.

Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.

C-1

2025

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

ALGORHYTHM HOLDINGS, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on January 12, 2025.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend:
https://cstproxy.com/algorhythmholdings/2024

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4, 5, 6, AND 7.

Please mark your votes like this **X**

1. Election of Directors

(1) Gary Atkinson
(2) Bernardo Melo
(3) Harvey Judkowitz
(4) Joseph Kling
(5) Mathieu Peloquin
(6) Jay B. Foreman

FOR all Nominees listed to the left ☐ **WITHHOLD AUTHORITY** to vote (except as marked to the contrary for all nominees listed to the left) ☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above).

2. Approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized common stock from 100,000,000 to 800,000,000 shares. FOR ☐ AGAINST ☐ ABSTAIN ☐

5. Ratification of the selection of Marcum LLP as the Company's independent registered public accounting firm. FOR ☐ AGAINST ☐ ABSTAIN ☐

7. Approval of, if necessary, the adjournment or postponement of the Annual Meeting, to continue to solicit votes for Proposals 2, 3, 4, and 6. FOR ☐ AGAINST ☐ ABSTAIN ☐

CONTROL NUMBER

☐

Signature__________________ **Signature, if held jointly**__________________ **Date**________, **2025**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

2025

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders

To view the 2024 Proxy Statement, 2023 Transition Report and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/algorhythmholdings/2024

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ALGORHYTHM HOLDINGS, INC.

The undersigned appoints Gary Atkinson and Richard Perez, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Algorhythm Holdings, Inc. held of record by the undersigned at the close of business on November 15, 2024 at the Annual Meeting of Stockholders of Algorhythm Holdings, Inc. to be held on January 13, 2025, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE SIX NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2, PROPOSAL 3, PROPOSAL 4, PROPOSAL 5, PROPOSAL 6, AND PROPOSAL 7, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)